STRATEGIC PARTNERS CAPITAL GROWTH FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

September 15, 2006

Dear Shareholder:

I am writing to ask you to vote on an important proposal whereby all of the assets of Strategic Partners Capital Growth Fund (SP Fund) would be acquired by Jennison Conservative Growth Fund, (Jennison Fund, together with the SP Fund, the Funds), and the Jennison Fund would acquire all of the liabilities of the SP Fund (the Reorganization). The SP Fund is a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds), a Maryland corporation. Jennison Fund is a series of Strategic Partners Style Specific Funds (SP Style Specific Funds), a Delaware statutory trust. The shareholders' meeting of the SP Fund shareholders (the Meeting) is scheduled for Thursday, November 30, 2006 at 5:00 p.m. Eastern time.

This package contains important information about the proposals and includes materials you will need in order to vote. The Boards of Directors/Trustees of SP Mutual Funds and SP Style Specific Funds have reviewed and approved the proposal and recommended that it be presented to shareholders of the SP Fund for their consideration. Although the Boards have determined that the proposal is in the best interests of each Fund's shareholders, the final decision to approve the proposals is up to you.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

If the Reorganization is approved, shareholders of the SP Fund would have the opportunity to participate in a single mutual fund with a similar investment objective and investment policies. Combining the SP Fund with Jennison Fund will allow shareholders to enjoy a larger asset base over which certain expenses will be spread. In addition, shareholders of the SP Fund are expected to realize a reduction in both the net and gross annual operating expenses borne by such shareholders, including a reduction in investment management fees as a result of the proposed Reorganization.

The accompanying combined joint proxy statement and prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•  By Telephone. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if a proposed transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur as soon as reasonably practicable after the Meeting), future purchases will automatically be made in shares of the Jennison Fund.

If you have any questions before you vote, please call D. F. King & Co., Inc., at 1-800-735-3428 toll-free. They will be happy to help you understand the proposal and assist you in voting.

  Judy A. Rice
President

STRATEGIC PARTNERS CAPITAL GROWTH FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that Special Meetings of Shareholders (the Meeting) of the Strategic Partners Capital Growth Fund (SP Fund), a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds), a Maryland corporation, will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, on Thursday, November 30, 2006 at 5:00 p.m. Eastern time, for the following purpose:

1.  For shareholders of the SP Fund to approve or disapprove a Plan of Reorganization under which the SP Fund will transfer all of its assets to, and all of its liabilities will be assumed by, the Jennison Conservative Growth Fund (Jennison Fund), a series of Strategic Partners Style Specific Funds (SP Style Specific Funds). In connection with this proposed reorganization, each whole and fractional share of each class of the SP Fund will be exchanged for whole and fractional shares of equal dollar value of the corresponding class of the Jennison Fund, and outstanding shares of the SP Fund will be cancelled.

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements of the Meeting.

The Board of Directors of the SP Mutual Funds, on behalf of the SP Fund, have fixed the close of business on September 1, 2006 as the record date for the determination of the shareholders of the SP Fund entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

  Deborah A. Docs
  Secretary

Dated: September 15, 2006

A proxy card is enclosed along with this combined Prospectus and Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You may also vote by telephone or via the Internet as described in the enclosed materials. The Board of Directors of the SP Mutual Funds recommends that you vote FOR the SP Fund proposal.

Your vote is important.
Please return your proxy card promptly
or vote by telephone or over the internet.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the internet as described in the materials provided to you.

In order to avoid unnecessary expenses, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.   JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

REGISTRATION			VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President

	2.	XYZ Corporation	John Smith, President

		c/o John Smith, President

B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee

	2.	Jones Family Trust	Charles Jones, Trustee

	3.	Sarah Clark, Trustee	Sarah Clark, Trustee

		u/t/d 7/1/85

C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian

		f/b/o Jessica Wilson UTMA

		New Jersey

PROXY STATEMENT
for
STRATEGIC PARTNERS CAPITAL GROWTH FUND,
A SERIES OF STRATEGIC PARTNERS MUTUAL FUNDS, INC.
and
PROSPECTUS
for
JENNISON CONSERVATIVE GROWTH FUND,
A SERIES OF STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(973) 367-7521

Dated September 15, 2006

Acquisition of the Assets of the Strategic Partners Capital Growth Fund

By and in exchange for shares of the Jennison Conservative Growth Fund

This combined Proxy Statement and Prospectus (Prospectus/Proxy Statement) is being furnished to the shareholders of Strategic Partners Capital Growth Fund (SP Fund), a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds), a Maryland corporation, in connection with the solicitation of proxies by the Board of Directors of the SP Mutual Funds for use at a special meeting of shareholders of the SP Fund and at any adjournments or postponements thereof (the Meeting).

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on Thursday, November 30, 2006 at 5:00 p.m. Eastern time. This Prospectus/Proxy Statement first will be sent to shareholders on or about September 22, 2006.

The purpose of the Meeting is for shareholders of the SP Fund to vote on a Plan of Reorganization (the Plan) under which the SP Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Jennison Conservative Growth Fund (Jennison Fund), a series of Strategic Partners Style Specific Funds (SP Style Specific Funds), a Delaware statutory trust, in exchange for shares of Jennison Fund, which will be distributed to shareholders of the SP Fund, and the subsequent cancellation of shares of the SP Fund and its liquidation (the Reorganization).

If the Plan is approved, as soon as practicable following the Meeting or any adjournment thereof, each whole and fractional share of each class of the SP Fund shall be exchanged for whole and fractional shares of equal dollar value of the equivalent class of Jennison Fund, shareholders of the SP Fund will become shareholders of the Jennison Fund and the SP Fund will be liquidated.

The investment objectives and policies of the SP Fund and Jennison Fund are similar. The investment objective of the SP Fund is to seek capital growth, while the investment objective of Jennison Fund is long-term capital appreciation. The SP Fund pursues its objective by investing primarily in the common stocks of large companies that are selected for their growth potential. In selecting investments, the SP Fund combines "top-down" macroeconomic analysis with "bottom-up" stock selection, and may sell a security if, in the opinion of the sub-adviser, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or there are more attractive investment opportunities elsewhere. The Jennison Fund has an investment policy of seeking to invest in medium to large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, differentiated product or service and financial strength. Dividend income is only an incidental consideration. Generally, the Jennison Fund will consider selling a security when its portfolio managers think it has achieved its growth potential, or when the portfolio managers think they can find better growth opportunities. If the shareholders of the SP Fund approve the Plan, they will become shareholders of the Jennison Fund.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Plan and the issuance of shares of the Jennison Fund that you should know about before voting. You should retain it for future reference. Additional information about the Jennison Fund and the proposed reorganization has been filed with the Securities and Exchange Commission (SEC) and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

•  The prospectus for the Jennison Fund, dated September 29, 2005, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

•  The Statement of Additional Information (SAI) for Jennison Fund dated September 29, 2005, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  A SAI, dated September 15, 2006, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An Annual Report to Shareholders of the Jennison Fund for the fiscal year ended July 31, 2005, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

•  A Semi-Annual Report to Shareholders of the Jennison Fund, for the period ending January 31, 2006, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Funds at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A), the Prospectus for the Jennison Fund (attached as Exhibit B); and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining the SP Fund and the Jennison Fund into a single mutual fund. The SP Fund is a series of an open-end investment company that is organized as a series of SP Mutual Funds, a Maryland corporation. The Jennison Fund also is an open-end investment company that is organized as a series of SP Style Specific Funds, a Delaware statutory trust.

If shareholders of the SP Fund vote to approve the Plan, the assets of the SP Fund will be transferred to, and all of the liabilities of the SP Fund will be assumed by, the Jennison Fund in exchange for an equal value of shares of the Jennison Fund. Shareholders of the SP Fund will have their shares exchanged for shares of Jennison Fund of equal dollar value based upon the value of the shares at the time the SP Fund's assets are transferred to the Jennison Fund. After the transfer of assets and exchange of shares has been completed, the SP Fund will be liquidated and dissolved. If the Plan for the SP Fund is approved, you will cease to be a shareholder of the SP Fund and will become a shareholder of the Jennison Fund.

For the reasons set forth in the "Reasons for the Reorganization" section, the Board of Directors of the SP Mutual Funds and Board of Trustees of the SP Style Specific Funds have determined that the proposed reorganization is in the best interests of the SP Fund, the Jennison Fund, and the shareholders of the SP Fund and the Jennison Fund, and have also concluded that the shareholders of the Funds would not be subject to any dilution in value as a result of the consummation of the Plan.

The Board of Directors of the SP Mutual Funds, on behalf of the SP Fund, unanimously approved the Plan, and recommends that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of the SP Fund at the close of business on September 1, 2006 (the Record Date) will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the SP Fund. The approval of the Plan requires the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940 Act (the 1940 Act)) of the total number of shares of capital stock of the SP Fund outstanding and entitled to vote thereon.

For the purposes of this vote, a 1940 Act majority means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of the SP Fund represented at the meeting at which more than 50% of the outstanding voting shares of the SP Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the SP Fund.

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at a Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives and Policies of the Funds

This section describes the investment objective and policies of the Funds and the differences between them. For a complete description of the investment policies and risks for the Jennison Fund, you should read the Prospectus (enclosed as Exhibit B) and SAI for the Jennison Fund, each of which is incorporated by reference into this Prospectus/Proxy Statement.

The investment objectives of the Funds are similar. The investment objective of the SP Fund is to seek capital growth, while the investment objective of Jennison Fund is long-term capital appreciation. The Funds' investment objectives are fundamental policies that cannot be changed by the Funds' Board of Directors/Trustees without shareholder approval. There can be no assurance that the Funds will achieve their investment objectives.

Each Fund pursues its investment objective through various investment strategies that are employed by that Fund's respective subadviser(s) as follows:

Under normal circumstances the SP Fund will invest primarily in common stocks of large companies that are selected for their growth potential. The SP Fund will normally hold a core position of between 35 and 50 common stocks. The SP Fund may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions. The SP Fund's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the SP Fund's portfolios may also typically include companies with more aggressive growth characteristics, and companies undergoing significant changes. The SP Fund may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the SP Fund's subadviser, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the anticipated attention.

The Jennison Fund seeks investments that will increase in value. To achieve its investment objective, the Jennison Fund purchases stocks of large companies it believes will experience earnings growth at a rate faster than that of the Standard & Poor's 500® Composite Stock Price Index (S&P 500). Under normal circumstances, Jennison Fund will invest at least 80% of its investable assets (net assets plus borrowings for investment purposes) in common stocks and securities convertible into common stocks of large companies with market capitalizations comparable to those found in the Russell 1000 Index. Market capitalization is measured at the time of purchase. The Jennison Fund may invest up to 20% of its investable assets in foreign equity and debt securities, obligations of foreign branches of U.S. banks and securities issued by foreign governments. Instruments like American Depositary Receipts (ADRs), American Depositary Shares (ADSs), and similar receipts or shares traded in the U.S. markets will not be considered to be foreign securities. The Jennison Fund may engage in short sales in the amounts of up to 25% of its investable assets. The Jennison Fund may invest up to 10% of its investable assets in securities of exchange traded funds (ETFs) such as Standard & Poor's Depository Receipts (SPDRs), Barclays iShares and Dow Jones Diamonds, subject to certain limits on investment in securities of non-affiliated investment companies. In response to adverse market, economic or political conditions, the Jennison Fund may temporarily invest up to 100% of the Jennison Fund's assets in money market instruments or U.S. Government securities. The Jennison Fund may invest in high quality money market instruments for cash management purposes. The Jennison Fund may also invest in debt obligations issued by the U.S. Treasury and in other debt obligations issued or guaranteed by the U.S. Government and government-related entities. The Jennison Fund may use repurchase agreements and invest in convertible and preferred securities. The Jennison Fund may invest up to 25% of its investable assets in derivatives, such as futures and options. Additional strategies include purchasing debt securities on a when-issued or delayed-delivery basis.

The Jennison Fund defines large companies as those companies with market capitalizations comparable to those found in the Russell 1000 Index. The SP Fund's core investments in large companies generally are comprised of established companies and securities that exhibit growth characteristics. However, the SP Fund's portfolios may also typically include companies with more aggressive growth characteristics, and companies undergoing significant changes.

The SP Fund's investment style uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, the SP Fund's sub-adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis the subadviser seeks to identify sectors, industries and companies that may benefit from the overall trends the subadviser has observed. The SP Fund's subadviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. The subadviser conducts fundamental "bottom-up" research to select suitable securities, focusing on attributes such as the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals; strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. As part of this fundamental, "bottom-up" research, the SP Fund's subadvisor may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. The SP Fund's subadvisor also may prepare detailed earnings and cash flow models of companies. These models may assist the SP Fund's subadvisor in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Jennison Fund follows a growth investment style, seeking investments that the Jennison Fund's subadviser believes will increase in value. The Jennison Fund seeks to invest in medium to large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, differentiated product or service and financial strength. Dividend income is only an incidental consideration. Generally, the Jennison Fund will consider selling a security when its portfolio managers believe the security has achieved its growth potential, a more attractive portfolio candidate emerges, or when the company's full valuation has been realized.

The SP Fund and Jennison Fund are each a diversified fund. See "Comparison of Other Policies-Diversification" and "Investment Restrictions" below.

The Funds typically distribute annually all or substantially all of their ordinary income and net realized capital gains.

After the Reorganization is completed, the combined fund will be managed according to the investment objective and policies of Jennison Fund.

Comparison of Other Policies

Diversification

The SP Fund and Jennison Fund are each "diversified" investment companies under the 1940 Act. As diversified investment companies, with respect to 75% of their assets, the SP Fund and Jennison Fund cannot invest more than 5% of their assets in the securities of any one issuer and cannot hold more than 10% of the outstanding voting securities of such issuer.

Foreign Securities

The Funds may invest in securities of foreign issuers. The SP Fund may invest in securities of foreign issuers, including those located in emerging markets, with no percentage limitation, subject to its primary investment policy. Jennison Fund may invest up to 20% of investable assets in foreign securities, including securities of foreign issuers located in emerging markets, foreign equity and debt securities, obligations of foreign branches of U.S. banks and securities issued by foreign governments. Instruments like American Depositary Receipts (ADRs), American Depositary Shares (ADSs), and similar receipts or shares traded in the U.S. markets will not be considered to be foreign securities.

ADRs

A Fund may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.

Derivative Instruments

Each Fund may invest in various derivative instruments. Generally, with derivatives, the relevant subadviser is trying to predict whether the underlying investment – a security, market index, currency, interest rate or some other asset, rate or index – will go up or down at some future date. Each Fund may use derivatives to try to reduce risk or to increase return, taking into account the Fund's overall investment objective. Derivative instruments include futures, options, options on futures, foreign currency forward contracts and swaps. Derivatives involve costs and can be volatile. When using certain derivative strategies, each Fund may need to segregate cash or other liquid assets. The SP Fund can invest in derivatives without percentage limitation, subject to its primary investment policy. The SP Fund will use derivatives primarily for hedging purposes, but may use derivative instruments for non-hedging purposes to a limited extent to increase the SP Fund's income or otherwise enhance returns. Jennison Fund can invest up to 25% of its investable assets in derivatives. The Jennison Fund may purchase derivatives either to increase its return or to protect assets if market conditions warrant. The Funds cannot guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money.

Short Sales

The Jennison Fund may engage in short sales of up to 25% of the Jennison Fund's investable assets regardless of whether the Jennison Fund owns or has the right to acquire the security sold. Although not a primary investment strategy, the Jennison Fund may, from time to time, make short sales of securities the Jennison Fund either owns or has the right to acquire through conversion or exchange of other securities that the Jennison Fund owns (short sales against the box). The SP Fund has a non-fundamental policy against selling securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

Illiquid Securities

The Jennison Fund may invest up to 15% of its net assets in illiquid securities. The Jennison Fund may be unable to dispose of such holdings quickly or at prices that represent true market value. Certain derivative instruments held by the Jennison Fund may also be considered illiquid. The SP Fund may invest up to 15% of its net assets in illiquid securities.

Borrowing and Pledging Assets

The Jennison Fund may borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, or for the clearance of transactions. The Jennison Fund may pledge up to 20% of its assets to secure these borrowings. If the Jennison Fund's asset coverage for borrowing falls below 300%, the Jennison Fund will take action to reduce its borrowings in accordance with applicable law. If the 300% asset coverage should decline, the Jennison Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Neither Fund will purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by its Board. The SP Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets on margin, guaranteed positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

Lending of Portfolio Securities

Consistent with the applicable regulatory requirements, the SP Fund may lend its portfolio securities to brokers, dealers and financial institutions, if outstanding loans do not exceed 33 1/3% of the value of such Fund's assets and the loans are callable at any time by the Fund.

Temporary Defensive Investments

Although the Funds do not expect to do so ordinarily, they may invest up to 100% of their respective assets in investments such as money market instruments or U.S. Government securities, in response to adverse market, economic or political conditions. The SP Fund may temporarily invest without limit in high grade commercial paper, certificates of deposit and repurchase agreements. The Jennison Fund may invest without limit in money market funds, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks and obligations issued or guaranteed by the U.S. government, its instrumentalities and its agencies. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

Investments in Investment Companies

Pursuant to an exemptive order from the SEC, the Funds may invest up to 25% of its total assets in shares of affiliated money-market funds or open-ended short-term bond funds with a portfolio maturity of three years or less. The Jennison Fund may invest in other non-affiliated investment companies with similar investment objectives, subject to additional restrictions under the 1940 Act. The SP Fund may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the Fund's investment policies and restrictions and subject to additional restrictions under the 1940 Act.

U.S. Government Securities and Other Debt Securities

Jennison Fund may invest up to 100% of its investable assets in U.S. Government securities on a temporary basis. These may include debt obligations issued by the U.S. Treasury and other debt obligations issued or guaranteed by the U.S. Government and government-related entities. The SP Fund may invest up to 10% of its assets in debt securities, which may include corporate bonds and debentures and government securities. The SP Fund may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The SP Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

Equity-Linked Securities

The Jennison Fund may invest up to 10% of its investable assets in securities of exchange traded funds (ETFs) such as Standard & Poor's Depository Receipts (SPDRs), Barclays iShares and Dow Jones Diamonds, subject to certain limits on investment in securities of non-affiliated investment companies.

Repurchase Agreements

The Jennison Fund may use repurchase agreements, where a party agrees to sell a security to the Jennison Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Jennison Fund, and is, in effect, a loan by the Jennison Fund. The Jennison Fund will enter into repurchase agreements only with parties meeting creditworthiness standards approved by the Jennison Fund's subadviser, and may participate in a joint repurchase account with other investment companies managed by PI pursuant to an exemptive order from the SEC. Repurchase agreements are used for cash management purposes.

Reverse Repurchase Agreements

The SP Fund may enter into reverse repurchase agreements, subject to guidelines promulgated by the Fund's Board.

High Yield/High Risk Securities

The SP Fund may invest up to 5% of its total assets in high yield/high risk ("junk" bonds), which are debt securities rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Services and Moody's Investors Service, Inc., and mortgage and asset-backed securities.

Zero Coupon, Pay-in-Kind and Step Coupon Bonds

The SP Fund may purchase zero coupon bonds, pay-in-kind (PIK) or deferred payment securities. Zero coupon bonds do not pay interest during the life is the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value). PIK securities pay interest in the form of additional securities. Deferred payment securities pay regular interest after a predetermined date. The SP Fund records the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because the SP Fund is required under federal income tax laws to distribute income to its shareholders, in certain circumstances, the SP Fund may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash top distribute phantom income and the value of the PIK interest. Step coupon bonds begin to pay coupon interest, or pay an increased rate of interest, at some time after they are issued. The discount at which step coupon bonds trade depends on the time remaining until cash payments begin, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market value of zero coupon, PIK and step coupon bonds generally will fluctuate more in response to changes in interest rates than will conventional interest-paying securities with comparable maturities.

Convertible Securities and Preferred Securities

The Jennison Fund may invest in convertible and preferred securities, including convertible bonds, convertible preferred bonds and non-convertible preferred stock. These are securities – such as bonds, corporate notes and preferred stock – that the Fund can convert into the company's common stock or some other equity security.

Initial Public Offerings

The Jennison Fund may participate in the initial public offering (IPO) market.

Investment Restrictions

A Fund may not change a fundamental investment restriction without the prior approval of its shareholders. Each Fund has adopted fundamental investment restrictions, which limit its ability to: (i) issue senior securities; (ii) borrow money (except for non-leveraging, temporary or emergency purposes); (iii) underwrite securities; (iv) purchase or sell real estate; (v) purchase or sell physical commodities; and (vi) make loans (except for certain securities lending transactions).

In addition, the Funds have adopted fundamental investment restrictions to diversify their respective investments. Accordingly, the Funds are diversified funds under the 1940 Act. This means that they may not, with respect to 75% of the value of their respective total assets, purchase a security of any issuer (other than U.S. Government securities) or securities of other investment companies) if, as a result (i) more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund.

Although not fundamental, the SP Fund has the following investment restrictions:

1.  The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without they payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

2.  The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

3.  The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to (i) reverse repurchase agreements (ii) deposits of assets on margin, (iii) guaranteed positions in futures, options, swaps or forward contracts, or (iv) the segregation of assets in connection with such contracts.

4.  The Fund does not currently intend to purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors of the Fund, or the subadviser acting pursuant to authority delegated by the Directors may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.

5.  The Fund may not invest in companies for the purpose of exercising control or management.

Although not fundamental, the Jennison Fund has the following investment restrictions:

1.  The Fund will not purchase rights if as a result the Fund would then have more than 5% of its assets (determined at the time of investment) invested in rights.

2.  The Fund may not invest in the securities of other investment companies, except that (a) subject to certain restrictions, the Fund may purchase securities of other investment companies in the open market involving customary brokerage commissions and (b) pursuant to a SEC exemptive order, the Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund.

3.  The Fund may not make investments for the purpose of exercising control or management.

Risks of Investing in the Funds

Like all investments, an investment in the Funds involves risk. There is no assurance that the Funds will meet their investment objective. The Funds invest in securities according to specific investment policies and objectives and, as a result, the investments are limited to a comparatively narrow segment of the economy. The Funds invest primarily in equity or equity-related securities. As with any mutual fund investing primarily in equity securities, the value of securities held by a fund may decline. Stock values can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities market generally. These declines may be substantial. In addition, changes in economic or political conditions, both domestic and international, may result in a decline in value of a fund's investments.

The SP Fund's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the SP Fund's portfolio also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team or an acquisition. The primary risk associated with investment in the SP Fund will be the risk that the equity securities held by the SP Fund will decline in value. The risk of the SP Fund is expected to be commensurate with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

Since the Jennison Fund invests primarily in common stocks, an investment in the Jennison Fund also includes the risk that the price of a particular stock the Jennison Fund owns could go down. Generally, the stock price of large companies is more stable than the stock price of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of a market sector or of the equity markets as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Since the Jennison Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time.

In addition, the Funds are subject to the following additional risks:

Derivatives. The Funds may use investment strategies, such as derivative investing, that involve risk. The Funds use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Funds that would not otherwise have occurred. Derivatives can increase share price volatility and those that involve leverage could magnify losses.

Foreign Securities. Investing in foreign securities subjects the Funds to additional risks. Foreign markets, economies and political systems particularly those in emerging markets, may not be as stable as those in the U.S. and may involve additional risk. Foreign markets tend to be more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those in the U.S. Additionally, adverse changes in the value of foreign currencies can cause losses. These securities may also be less liquid than U.S. stocks and bonds. Also, differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks. Loss may also result from imposition of exchange controls, confiscations and other government restrictions. Investments in foreign securities also expose a Fund to currency risk, i.e. the risk that changing values of foreign currencies could adversely impact a fund's returns.

Emerging Markets. Investments in securities of emerging markets involve additional risks. The securities markets of developing countries are less liquid, are subject to greater price volatility, have smaller market capitalizations, and have less government regulation then the securities markets of more developed countries and are not subject to such extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

Fixed-Income Obligations. To the extent the Funds invest in fixed-income obligations, the investments are subject to the credit risk of the issuer, market risk with respect to the value of the investment and interest rate risk. Credit risk is the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk. Market risk is the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer. Interest rate risk is the risk that the value of most bonds will fall when interest rates rise.

Short Sales. The Jennison Fund's use of short sales may magnify underlying investment losses. Share price volatility can magnify losses because the underlying security must be replaced at a specific time. The Jennison Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time. Investment costs from the use of short sales may exceed potential underlying investment gains. Short sales "against the box" are not subject to these risks but give up the opportunity for capital appreciation in the security.

Exchange Traded Funds. The Jennison Fund may invest in ETFs. The underlying assets in an ETF could lose value. In addition, ETF's are not actively managed, and therefore, are unlikely to "beat" the market.

U.S. Government Securities. The Jennison Fund may invest in debt obligations issued or guaranteed by the U.S. Government and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, like GNMA obligations. Debt securities issued by other government entities, like obligations of FNMA and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt. U.S. Government Securities are subject to market risk and interest rate risk. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility, particularly for stripped securities.

Initial Public Offerings. The Jennison Fund may participate in the IPO market. The prices of securities purchased in IPOs can be very volatile. The effects of IPOs on the performance of the Jennison Fund depends on a variety of factors, including the number of IPOs it invests in relative to its size and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund's asset base increases, IPOs often have a diminished effect on Fund performance.

Money Market Instruments. U.S. government money market securities offer a lower yield than lower-quality or longer-term securities. They limit the potential for capital appreciation.

Equity-Linked Securities. Such investments by the Jennison Fund are subject to the risks that individual stocks could lose value regardless of movements in the equity markets. The equity markets could go down, resulting in a decline in value of a Fund's investments. Additionally, changes in economic or political conditions, both domestic and international, may result in a decline in value of a Fund's investments.

Investments in Investment Companies. Investments in investment companies may subject shareholders to duplicative fees.

Despite the slight differences in investment objectives, the investment policies and strategies of the Funds are similar, and investments in the Funds are exposed to a similar set of principal risks due to the fact that both Funds are largely invested in the equity securities of large companies.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption "Tax Consequences of the Reorganization."

Comparison of Organization Structures

Forms of Organization

The SP Fund is a series of SP Mutual Funds, which is an open-end management investment company, organized as a Maryland corporation. SP Mutual Funds is authorized to issue 5.5 billion shares of capital stock, par value $0.001 per share, 150,000,000 of which are designated as shares of the SP Fund, which are each further divided into Class A, Class B, Class C, Class L, Class M, Class X and New Class X shares. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, SP Mutual Funds sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A shares approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares.

The Jennison Fund is a series of the SP Style Specific Funds, which is an open-end management investment company organized as a Delaware statutory trust. The SP Style Specific Funds is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, divided into five series of which one is the Jennison Fund. The shares of Jennison Fund are further divided into six classes, designated as Class A, Class B, Class C, Class L, Class M and Class X shares. Class L, Class M and Class X shares of the Jennison Fund are not currently offered.

SP Mutual Funds and SP Style Specific Funds are together referred to as the Companies. SP Mutual Funds operates pursuant to a charter, which includes its Articles of Incorporation and supplements, corrections and amendments thereto, and by-laws. SP Style Specific Funds operates pursuant to its Agreement and Declaration of Trust and supplements, corrections and amendments thereto (the "Declaration"), and by-laws. The Companies are each governed by a Board of Directors or Trustees, as applicable. We refer to these as a "Board" and sometimes refer separately to "directors or "trustees". We have summarized below certain rights of shareholders of the Companies to highlight differences in the governing documents of the Companies. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the charter or Declaration, as applicable, and by-laws of the Companies for more complete information.

Forms of Ownership. Ownership interests in the SP Mutual Funds and its series are represented by shares of common stock of a corporation. Ownership interests in the SP Style Specific Funds and its series are represented by shares of beneficial interest of a statutory trust. The par value of the SP Style Specific Funds' shares of beneficial interest is $.001 and the par value of the SP Mutual Funds' common stock is $.001. We refer to the ownership interest as "shares" and to holders of shares as "shareholders."

Extraordinary Transactions. As a registered open-end investment company, the SP Mutual Fund is authorized under Maryland state law, to transfer all of its assets (or the assets of any class or series of its shares) without shareholder approval, but pursuant to each state's laws and its charter, most other extraordinary transactions, including mergers, consolidations, share exchanges and dissolutions, must be approved by a majority vote of the shares entitled to vote on the matter.

The Declaration permits the Board of SP Style Specific Funds, without shareholder approval (unless such approval is otherwise required by the 1940 Act) to (a) cause SP Style Specific Funds to convert or merge, reorganize or consolidate with or into one or more business entities (or a series thereof to the extent permitted by law) so long as the surviving or resulting entity is an open-end management investment company (or a series thereof to the extent permitted by law) formed, organized or existing under the laws of a U.S. jurisdiction and that, in the case of any business entity created by the Board to accomplish such conversion, merger, reorganization or consolidation, may succeed to or assume SP Style Specific Funds' registration under the Investment Company Act, (b) cause shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (c) cause SP Style Specific Funds to incorporate under the laws of a U.S. jurisdiction, (d) sell or convey all or substantially all of the assets of SP Style Specific Funds or any series or class thereof to another series or class thereof or to another business entity (or a series thereof to the extent permitted by law) organized under the laws of a U.S. jurisdiction so long as such business entity is an open-end management investment company and, in the case of any business entity created by the Board to accomplish such sale and conveyance, may succeed to or assume SP Style Specific Funds' registration under the 1940 Act or (e) at any time sell or convert into money all or any part of the assets of SP Style Specific Funds or any series or class thereof.

Shareholder Meetings

Place of Meeting. The Companies may hold shareholder meetings at any place selected by the Board, except that place is required to be within the United States.

Shareholder Voting Rights. Each share of the Companies' common stock entitles its holder to one vote and fractional shares are entitled to pro rata voting rights. In all elections for directors, each share of the Companies' stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

Record Date. The Companies' Boards have the sole power to set a record date, which must be at or after close of business on the day the record date is fixed, and may not be more than 90 (120 in the case of the Jennison Fund) or fewer than 10 days prior to the applicable meeting of shareholders.

Annual Meetings. The Companies are not required to hold annual meetings of their shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act.

Special Meetings. SP Mutual Funds must call a special meeting of shareholders if so requested by the chairman or the president or by a majority of the directors. In addition, SP Mutual Funds shall call a special meeting, in the discretion of the Board, on the written request of shareholders holding at least 10% of the outstanding shares of a series. SP Mutual Funds' Board has sole power to fix the date and time of any special meeting of shareholders. SP Style Specific Funds is required to call a meeting of shareholders upon order of the Board, or, for the purpose of voting on the removal of any trustee, upon the request of shareholders holding at least 10% of the outstanding shares entitled to vote. If the Secretary of SP Style Specific Funds refuses or neglects to call such meeting for more than 10 days, the Board or shareholders so requesting may call the meeting themselves by giving notice thereof in the manner required by the by-laws.

Inspector of Elections. SP Mutual Funds is required to appoint one or more inspectors of election to conduct the voting at any meeting, if so ordered by the chairman of the meeting or upon the request of shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting. There are no requirements regarding inspectors set forth in SP Style Specific Funds' Declaration or by-laws or the Delaware Statutory Trust Act.

Advance Notice of Shareholder Proposals. The by-laws of SP Mutual Funds provide that in order for a shareholder to nominate a director for election or propose business to be considered at an annual meeting of shareholders, such shareholder must give notice of such nomination or proposal to the Secretary of SP Mutual Funds not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. However, if no annual meeting was held in the preceding year, any such shareholder must give notice to the Secretary not earlier than the 90th day prior to such meeting and not later than either the 60th day prior to such meeting or the 10th day after public announcement of such meeting is made. Although the charter of SP Mutual Funds provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of SP Mutual Funds may submit proposals from the floor of an annual meeting. Under Maryland law, the purpose of any special meeting must be described in the notice of such meeting so only items included in the notice may be considered at special meetings of shareholders of the Companies. There are no requirements regarding advance notice for shareholder proposals set forth in SP Style Specific Funds' Declaration or by-laws or the Delaware Statutory Trust Act. Under the by-laws of SP Style Specific Funds, only the business stated in the notice of the meeting shall be considered at such meeting.

Quorum. The presence, in person or by proxy, of shareholders entitled to cast a majority of all votes entitled to be cast on a matter with respect to one or more series or classes of SP Mutual Funds shall constitute a quorum for the transaction of business at a meeting of such shareholders. For SP Style Specific Funds, a quorum is one-third of the shares entitled to vote, except when a larger quorum is required by federal law, including the 1940 Act, the by-laws or the Declaration.

Adjournments. SP Style Specific Funds can adjourn a meeting of shareholders without notice thereof if the time and date of the meeting are announced at the meeting and the adjourned meeting is held within a reasonable time after the date of the original meeting. Any meeting of shareholders of SP Style Specific Funds may be adjourned one or more times from time to time to another time or place by shareholders holding a majority of the outstanding shares present and entitled to vote on a proposal to adjourn at such meeting, whether or not a quorum is present. For the SP Fund a majority vote of the shareholders present is needed to achieve such an adjournment.

Shareholder Action Without a Meeting. Shareholders of SP Mutual Funds are not entitled to act by written consent unless such consent is unanimous. Shareholders of SP Style Specific Funds can act by written consent if such consent is signed by the holders of outstanding shares having enough votes to authorize the action at a meeting at which all shares entitled to vote on that action were present and voted, except that in the case of shareholder proposals and any matter subject to a proxy contest or proxy solicitation or any proposal in opposition to a proposal by the officers or trustees of SP Style Specific Funds, shares may be voted only in person or by written proxy at a meeting.

Amendments to Charter

Amendments to SP Mutual Funds' charter generally require the approval of the Board and at least a majority of the votes entitled to be cast. However, the Board may amend the charter to change the name of the company, or change the designation or par value of shares, without shareholder approval. Under Maryland law, SP Mutual Fund's Board is also authorized to increase or decrease authorized capital stock, and classify and reclassify shares without shareholder approval. The Board of SP Style Specific Funds is entitled to amend the Declaration without shareholder approval, except that shareholders have the right to vote on (1) any amendment that is required to be approved by shareholders pursuant to the 1940 Act and (2) any amendment submitted to the shareholders by the Board at its discretion.

Amendment of By-Laws

SP Mutual Funds' by-laws can be amended by a majority vote of the shareholders, or by a majority vote of the Board. SP Style Specific Funds by-laws can be amended by majority vote of the shareholders or of the Board; provided, however, that no by-law may be amended, adopted or repealed by the Board if such amendment, adoption or repeal is required by applicable law to be submitted to a vote of shareholders.

Board of Directors

Number of Members. SP Mutual Funds' Board may change the number of directors to any number from three (3) to twenty-five (25), inclusive. As for SP Style Specific Funds, the number of trustees shall be the number established under or pursuant to the prior Declaration of Trust or such number as is determined, from time to time, by the trustees but shall at all times be at least one.

Removal of Board Members. SP Mutual Funds' shareholders may remove a Board member, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast generally in the election of Board members. The trustees of SP Style Specific Funds may remove any trustee with or without cause at any time by an instrument signed by at least two-thirds of the number of trustees prior to such removal, and any trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares.

Board Vacancies. A vacancy on SP Mutual Funds' Board may be filled by a majority of the remaining members of the Board (unless the vacancy results from the removal of a director by the shareholders, in which case the shareholders may elect a successor to fill the vacancy, the vacancy results from an increase in the number of directors, in which case a majority of the entire Board may fill the vacancy, or unless otherwise required by law). A vacancy on the Board of SP Style Specific Funds may be filled by a majority of the Board; provided that in the event that less than the majority of the trustees holding office have been elected by the shareholders, to the extent required by the 1940 Act, but only to such extent, the trustees then in office shall call a shareholders' meeting for the election of trustees.

Limitation on Liability of Directors and Officers. SP Mutual Funds' charter provides that, to the extent allowed by law, directors and officers will not be liable to SP Mutual Funds or its shareholders for monetary damages for a breach of fiduciary duty. Maryland law permits such limitation of liability except for liability resulting from (a) actual receipt of an improper personal benefit or profit in the form of money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Declaration of SP Style Specific Funds provides that a trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of SP Style Specific Funds, of such trustee or of any other trustee, and shall be liable to SP Style Specific Funds and its shareholders solely for such trustee's own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee, and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, sub-adviser or principal underwriter of SP Style Specific Funds.

Indemnification of Directors, Officers, Employees and Agents. SP Mutual Funds' charter or by-laws provide for indemnification of directors and officers to the extent allowed by law. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. SP Style Specific Funds' by-laws provide that it shall indemnify trustees, officers, employees and agents to the fullest extent permitted by law except that no indemnification shall be provided where there has been an adjudication of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct"), or, with respect to any proceeding disposed of without an adjudication, unless there has been a determination that the indemnitee did not engage in disabling conduct by the court or other body before which the proceeding was brought, by a majority of disinterested trustees or by written legal opinion of independent legal counsel. Additionally, under the 1940 Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one's office.

Liability of Shareholders

Under Maryland law, SP Mutual Funds' shareholders generally have no personal liability for the debts or obligations of SP Mutual Funds as a result of their status as shareholders. SP Style Specific Funds' Declaration provides that if any shareholder or former shareholder is exposed to liability relating to his or her status as a shareholder, and not because of the actions or omissions of such person or entity, such person or entity shall be entitled to be held harmless from and indemnified out of the assets of the particular series of SP Style Specific Funds of which such person or entity is or was a shareholder and in relation to which such liability arose against all loss and expense arising from such liability.

Termination and Dissolution

Dissolution of SP Mutual Funds requires the approval of the holders of a majority of the outstanding shares of all classes and series. However, under Maryland law, SP Mutual Funds may transfer all or any part of the assets of a series or class without shareholder approval, and can redeem outstanding shares at net asset value under certain circumstances. SP Style Specific Funds may be dissolved at any time by the Board by written notice to the shareholders, and any series or class thereof may be terminated at any time by the Board by written notice to the shareholders of such series or class.

Management of the Funds

American Skandia Investment Services, Inc. (ASISI), One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-managers (the Investment Managers) pursuant to a separate investment management agreement with the SP Mutual Funds on behalf of the SP Fund (the SP Fund Agreement). PI serves as manager pursuant to a separate investment management agreement with (i) the SP Style Specific Funds on behalf of the Jennison Fund (the Jennison Fund Agreement, and together with the SP Fund Agreement, the Management Agreements).

Under the SP Fund Agreement, PI (as co-manager) will provide supervision and oversight of ASISI's investment management responsibilities with respect to the SP Mutual Funds. Pursuant to the SP Fund Agreement, the Investment Managers jointly administer the Fund's business affairs and supervise the Fund's investments. Subject to approval by the Board of Directors, the Investment Managers may select and employ one or more subadvisers for the Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell. Also subject to the approval of the Board of Directors, the Investment Managers may reallocate the Fund's assets among subadvisers, including (to the extent legally permissible) affiliated subadvisers, consistent with the Fund's investment objectives.

Under the Jennison Fund Management Agreements, PI (as manager) manages the Fund's investment operations and administers its business affairs. Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective subadvisers for the Jennison Fund. In evaluating a prospective subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of and supervising the Fund's subadviser. As of December 31, 2005, PI served as the Investment Manager to all of the Prudential Financial, Inc. U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

The Funds have obtained an exemption from the SEC (the Order) that permits ASISI or PI to change subadvisers for each of the Funds, including the Funds, and to enter into new subadvisory agreements without obtaining shareholder approval of such changes. Any such subadviser change would be subject to approval by the Boards of Directors/Trustees of the Funds. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Funds) is intended to facilitate the efficient supervision and management of the subadvisers by ASISI and PI and the Directors/Trustees of the Funds.

With respect to the Funds, ASISI and PI, as applicable, currently engage the following subadvisers to manage the investments of the Funds in accordance with that Fund's investment objective, policies and limitations and any investment guidelines established by ASISI and PI, as applicable. Each subadviser is responsible, subject to the supervision and control of ASISI and PI, as applicable, for the purchase, retention and sale of securities in a Fund's investment portfolio under its management.

Marsico Capital Management, LLC ("Marsico"), 1200 Seventeenth Street, Suite 1600, Denver, CO 80202, serves as Sub-advisor for the SP Fund. Marsico was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management.

Thomas F. Marsico is the founder and Chief Executive Officer of the Adviser. Thomas F. Marsico is the Chief Investment Officer of Marsico Capital Management, LLC ("MCM") and manages the Strategic Partners Capital Growth Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Jennison Associates LLC (Jennison), 466 Lexington Avenue, New York, NY 10017, is the investment adviser to the Jennison Fund. As of June 30, 2006, Jennison managed in excess of $72 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990. Jennison has been serving as an investment adviser to the Jennison Fund since September 2005.

Blair A. Boyer, Michael A. Del Balso and Kathleen A. McCarragher are the portfolio managers of the Jennison Fund. Mr. Boyer generally has final authority over all aspects of the Jennison Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the Jennison Fund since September 2005.

Michael A. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Jennison Fund since October 2005.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Jennison Fund since September 2005.

The portfolio managers for the Jennison Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Subsequent to the consummation of the reorganization, Jennison will continue to serve as the subadviser for Jennison Fund, the surviving fund, although the portfolio managers for the Jennison Fund could change at any time prior to and after the consummation of the reorganizations. If the Investment Manager for the Jennison Fund determines that such portfolio manager change is not in the best interests of the Fund and its shareholders, then pursuant to the Order the subadviser may be replaced without prior shareholder approval, subject to Board approval. If such change occurs prior to the shareholder vote on the Reorganization, you will be notified and you may change your vote for the proposal as described herein under "Voting Information – Revocation of Proxies."

Additional Information About the Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the Funds. Unless noted otherwise, all information is provided as of October 31, 2005 for the SP Fund and as of July 31, 2005 for Jennison Fund.

Other Accounts Managed by Portfolio Manager

The table below identifies, for the portfolio manager referenced above, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RICs), other pooled investment vehicles and other accounts. None of the portfolio managers were paid a fee based on performance.

Portfolio Manager	RIC Accounts Managed	Assets of RIC Managed (Thousands)	Other Pooled Accounts Managed	Assets of Other Pooled Accounts Managed (Thousands)	Other Accounts Managed	Assets of Other Accounts Managed (Thousands)
Jennison Fund
Blair A. Boyer	6	$6,169,307	4	$377,821	20	$2,197,308	*
Kathleen A. McCarragher	12	8,378,779	5	483,011	48	5,162,447
Michael A. Del Balso	15	10,414,309	5	1,426,826	17	1,365,797	**
SP Fund
Thomas F. Marsico	38	28,787,439	12	1,555,589	203	23,951,935

*  Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios and the assets of a non-discretionary institutional account managed using a model portfolio.

**  Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
SP Fund	Marsico Capital Management, LLC

Compensation

MCM's portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

Although MCM compared account performance with the S&P 500 Index and the Russell 1000 Growth Index, the relevant benchmark indices, portfolio manager compensation was not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM's Investment Team, contributions to MCM's overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Marsico may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

Potential Conflicts of Interest

Portfolio managers at MCM typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the Strategic Partners Capital Growth Fund based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix ofsecurities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, MCM has adopted

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
SP Fund (concluded)	policies and procedures for allocating such transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Jennison Fund	Jennison Associates LLC

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The following factors will be reviewed for each portfolio manager:

• One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices, such as the Russell 1000® Growth Index and Standard & Poor's 500 Composite Stock Price Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

• Historical and long-term business potential of the product strategies;

• Qualitative factors such as teamwork and responsiveness; and

• Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

Potential Conflicts

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Jennison Fund (concluded)	Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Portfolio Manager Securities Ownership. The table below identifies, for each portfolio manager, ownership of the Funds' securities by that portfolio manager.

Fund	Portfolio Manager	Ownership of Securities
SP Fund	Thomas F. Marsico	None

Jennison Fund	Blair A. Boyer Kathleen A. McCarragher Michael A. Del Balso	None None None

Investment Management Fees

Pursuant to the SP Fund Management Agreements, ASISI receives a monthly investment management fee for the performance of its services for the SP Fund; PI does not receive a fee for its management of the SP Fund. Pursuant to the Jennison Fund Management Agreement, PI receives a monthly investment management fee for the performance of its services. The investment management fee is accrued daily for the purposes of determining the sale and redemption price of each Fund's shares. ASISI, as co-manager of the SP Fund, and PI, as manager of the Jennison Fund, pays each subadviser of the applicable Fund a portion of its fee for the performance of the subadvisory services at no additional cost to the Fund.

The SP Fund is obligated to pay ASISI an annual investment management fee, as a percentage of its average daily net assets, equal to .90% to $500 million, .85% for the next $500 million, and .80% of the average daily net assets in excess of $1 billion, under the SP Fund Management Agreement. The SP Fund does not pay PI a fee for its management services for the Fund. Under the Jennison Fund Management Agreement, the Jennison Fund is obligated to pay PI an annual investment management fee as a percentage of its average daily net assets equal to .70% of the first $500 million, .65% of the next $500 million, and .60% of the average daily net assets in excess of $1 billion. As a result, if the Plan is approved, the shareholders of each Fund will pay investment management fees at a lower rate. During its fiscal year ended October 31, 2005, the SP Fund paid $6,641,656 in investment management fees to ASISI and the Jennison Fund paid $614,675 to PI during its fiscal year ending July 31, 2005.

ASISI and PI, as applicable, pay the respective subadviser a portion of the investment management fee that ASISI receives from the SP Fund and that PI receives from the Jennison Fund. ASISI and PI, as applicable, pay such subadvisory fees without any additional expense to the respective Fund. With respect to the SP Fund, ASISI pays Marsico an annual rate equal to 0.40% of the SP Fund's average daily net assets up to $1.5 billion, and 0.35% of average daily net assets over $1.5 billion and for purposes of the fee calculation on assets over $1.5 billion, the assets are aggregated with certain other funds subadvised by Marsico and managed or co-managed by PI and ASISI. With respect to the Jennison Fund, PI pays Jennison, as of September 20, 2005 when Jennison became subadviser to the Jennison Fund, an annual rate equal to 0.35% of the Fund's average daily net assets up to $1 billion and 0.325% of the Fund's average daily net assets in excess of $1 billion.

Distribution Plan

American Skandia Marketing, Incorporated and Prudential Investment Management Services LLC (PIMS) (collectively, the SP Funds distributor) jointly serve as the principal underwriter and distributor for the SP Fund. PIMS also serves as the principal underwriter and distributor for the Jennison Fund. The Companies each adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares to compensate the Funds' respective distributor for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay its distributor at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A (1)	0.30% of the Fund's average daily net assets attributable to Class A shares

Class B	1.00% of the Fund's average daily net assets attributable to Class B shares

Class C	1.00% of the Fund's average daily net assets attributable to Class C shares

Class L (2)	0.50% of the Fund's average daily net assets attributable to Class L shares

Class M (2)	1.00% of the Fund's average daily net assets attributable to Class M shares

Class X (2)	1.00% of the Fund's average daily net assets attributable to Class X shares

(1)  The SP Fund's and Jennison Fund's distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of Jennison Fund's average daily net assets of the Class A shares for the periods ending February 28, 2007 and November 30, 2006, respectively. Without such contractual fee waiver, the 12b-1 fees for Class A shares would be 0.30% of each Fund's average daily net assets of the Class A shares.

(2)  Currently, only the SP Fund offers Class L, Class M, Class X and New Class X shares. Pending approval of the Plan by shareholders, the Jennison Fund will offer Class L, Class M, Class X and New Class X shares to accommodate the SP Fund Class L, Class M, Class X and New Class X shareholders. However, those shares will be closed to most new purchases.

Because these fees are paid out of each Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

Each Fund's distributor may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.

Valuation

In connection with each reorganization, each whole and fractional share of each class of the SP Fund will be exchanged for whole or fractional shares of equal dollar value of the corresponding class of Jennison Fund. The share value of a mutual fund – known as the net asset value per share or NAV – is determined by a simple calculation: it is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund – or the NAV – is $10 ($1,000 divided by 100).

Each Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. A Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or subadvisers) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Fund's NAV, the Fund's futures contracts will be valued at the last sale or bid price prior to the close of trading on the New York Stock Exchange (NYSE) that day. Except when a Fund fair values securities, each foreign security held by a Fund is normally valued as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for a Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

Each Fund's NAV is determined once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. On days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, the Funds will not price, and you will not be able to purchase, redeem or exchange a Fund's shares even though the value of these securities may have changed. Conversely, each Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. On days there are no orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV, the Funds' NAVs may not be determined.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

Although the legal rights of each class of shares of each Fund are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class of each Fund. The NAVs of Class B, Class C, Class L, Class M and Class X, as applicable, of each Fund shares will generally be lower than the NAV of Class A shares of each Fund as a result of the larger distribution-related fee to which Class B and Class C, Class L, Class M and Class X shares, as applicable, are subject. It is expected, however, that the NAV of each Fund's share classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Portfolio Holdings

In addition to the description contained herein, a description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is also contained in that Fund's prospectus, SAI and on that Fund's website (for the SP Fund, see www.strategicpartners.com, and for Jennison Fund, see www.jennisondryden.com). Each Fund will provide a full list of its portfolio holdings as of the end of the fiscal quarter on its website within approximately 30 days (for the Jennison Fund) or 60 days (for the SP Fund). Each Fund's portfolio holdings are made public, as required by law, in the Fund's annual and semi-annual reports and on Form N-Q. In addition, each Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries, as applicable, on a quarterly or monthly basis with the information 15 days prior to the release. Such information will be posted to the relevant Fund's website.

When authorized by a Fund's Chief Compliance Officer (CCO) and another officer of such Fund portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute such Fund's shares, third-party providers of auditing, custody, proxy voting and other services for such Fund, rating and ranking organizations, and certain affiliated persons of such Fund, as described below. The procedures utilized to determine eligibility are set forth below.

Procedures for Release of Portfolio Holdings Information:

1. A request for release of Fund holdings shall be prepared by such third parties setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release and frequency (e.g. level of detail staleness). Such request shall address whether there are any conflicts of interest between a Fund and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to PI's Product Development Group and to the CCO of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by PFPC Trust Company (for the SP Fund) and The Bank of New York (for Jennison Fund) (collectively, the Custodian Banks).

As of the date of this Prospectus/Proxy Statement, each Fund will provide:

1. Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;

•  Full holdings on a daily basis to the Subadviser, Custodian Bank, sub-custodian (if any are appointed) and accounting agents (which includes the Custodian Banks and any other accounting agent that may be appointed) at the end of each day;

•  Full holdings to KPMG, LLP, each Fund's independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of each Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

• The trades for each Fund on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;

• Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

• Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's CCO and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

Fund directors have approved PI's Policy for the Dissemination of Portfolio Holdings. The directors shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The directors have delegated oversight over the Fund's disclosure of portfolio holdings to the CCO.

There can be no assurance that the Funds' policies and procedures on portfolio holdings information will protect the Funds from the misuse of such information by individuals or entities that come into possession of the information.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit Fund share prices that may be based on closing prices of foreign securities established some time before each Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Boards have adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, each Fund's transfer agent monitors trading activity on a daily basis. Each Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into such Fund and then sell those shares within a specified period of time (a round-trip transaction) as established by such Fund's CCO. The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into each Fund by a shareholder who has violated this policy. Moreover, each Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in a Fund. The transfer agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (Intermediaries), Intermediaries maintain the individual beneficial owner records and submit to each Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners consistently with each Fund's policies as set forth in each Fund's prospectus and SAI on transfers by beneficial owners. Omnibus accounts and Intermediaries are treated uniformly with respect to these policies. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in each Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The transfer agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the transfer agent to obtain additional information. The transfer agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the transfer agent may request that the Intermediary block a financial adviser or client from accessing each Fund. If necessary, each Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of each Fund to prevent such trading, there is no guarantee that each Fund, the transfer agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. None of the Funds has any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. Class B shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a contingent deferred sales charge (CDSC) will be deducted from the redemption proceeds. Class C shares are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class L shares are subject to up to a 5.75% initial sales charge on purchases under $1 million. Class M, Class X and New Class X shares are sold subject to a CDSC of 6.00%, decreasing annually. Class L, Class M, Class X and New Class X shares are generally no longer offered for direct purchase.

Class L shares of the SP Fund are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class L shares are sold at an offering price that normally equals NAV plus an initial sales charge that varies depending on the amount of the investment. In certain instances described below, however, purchases are either not subject to an initial sales charge (and the offering price will be at NAV) or will be eligible for reduced sales charges. The Fund receives an amount equal to the NAV to invest for the account of the purchaser. A portion of the sales charge is retained by the distributor and a portion is allocated to the purchaser's dealer. The distributor may allocate the entire amount of the initial sales charge to dealers for all sales occurring during a particular period. The front-end sales charge rates for Class L shares are as follows:

Amount of Purchase	Front-end Sales Charge (as % of offering price)	Front-end Sales Charge (as % of amt. Invested)
Less than $50,000	5.75%	6.10%
$50,000 up to $100,000	5.00%	5.26%
$100,000 up to $250,000	4.00%	4.17%
$250,000 up to $500,000	3.00%	3.09%
$500,000 up to $1 million	2.25%	2.30%
$1,000,000 up to $4,999,999	None	1.00%*
$5,000,000 up to $9,999,999	None	0.50%*
$10,000,000 up to $9,999,999,999	None	0.25%*

*  For investments of $1 million to $4,999,999, the dealer reallowance is 1.00%. For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and above, the dealer reallowance is 0.25%.

There is no initial sales charge on purchases of Class L shares of the applicable Funds in the following cases:

•  Purchases aggregating $1 million or more;

•  Purchases by an employer-sponsored retirement plan under Section 403(b) of the Code that features an employer contribution or "match"; or

•  Purchases by an employer-sponsored retirement plan under Section 401(a) of the Code (including a 401(k) plan) with at least 25 eligible employees or that uses the services of a third party administrator that has established an electronic link with the Company.

However, if such Class L shares are redeemed within 12 months of their purchase, a CDSC (Class L CDSC) will be deducted from the redemption proceeds. During the past 12 months Class L shares were not available to new investors. The Class L CDSC will not apply to redemptions of shares acquired by the reinvestment of dividends or capital gains distributions or redemptions for the purpose of making distributions or loans to Section 401(a) or 403(b)(7) plan participants, and will be waived under certain circumstances described in a Fund's SAI. The Class L CDSC will be equal to 1.0% of the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class L CDSC. The Class L CDSC is paid to the distributor with respect to expenses incurred in providing distribution-related services to the Fund. To determine whether the Class L CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). For purposes of determining how long a purchaser has held shares, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable Class L CDSC will be calculated from the first day of the month after initial purchase.

Class M shares are sold at NAV per share without an initial sales charge. However, if Class M shares are redeemed within 7 years of their purchase, a CDSC (Class M CDSC) will be deducted from the redemption proceeds. The Class M CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The charge will be assessed on the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class M CDSC. The Class M CDSC is paid to the distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of its Class M shares. The distributor has assigned its right to receive any Class M CDSC, as well as any distribution and service fees to certain unrelated parties that provides funding for the up-front sales concession payments.

To determine whether the Class M CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). The amount of the Class M CDSC will depend on the number of years since investment and the amount being redeemed, according to the following schedule:

Redemption During	Class M CDSC (as % of amount subject to charge)
1st year after purchase	6.0%
2nd year after purchase	5.0%
3rd year after purchase	4.0%
4th year after purchase	3.0%
5th year after purchase	2.0%
6th year after purchase	2.0%
7th year after purchase	1.0%
8th year after purchase	None

For purposes of determining the Class M CDSC, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase.

The Class M CDSC will be waived in the following cases if shares are redeemed and the Fund's transfer agent is notified: (1) redemptions under a Systematic Withdrawal Plan; (2) redemptions to pay premiums for optional insurance; (3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class M shares of the Fund (any portion greater than mandated minimum distribution would be subject to the Class M CDSC); (5) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in Class M shares of the Fund; and (6) the return of excess contributions from an IRA or SIMPLE IRA.

Approximately eight years after the purchase of Class M shares of a Fund, those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class M shareholders of the higher asset-based distribution charge that applies to Class M shares under the Class M 12b-1 Fee described above. The conversion is based on the relative NAV of the classes, and no sales charge is imposed. At the time of conversion, a portion of the Class M shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of converting Class M non-Dividend Shares to total Class M non-Dividend Shares.

Class X shares are sold without an initial sales charge, however, if Class X shares are redeemed within 8 years of their purchase (7 years in the case of Class X shares purchased prior to August 19, 1998), a CDSC (Class X CDSC) will be deducted from the redemption proceeds. The Class X CDSC will not apply to redemptions of bonus shares or shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The Class X CDSC will be assessed on the NAV of the shares at the time of purchase.

For purchases made prior to January 1, 2002, the Class X CDSC will be assessed on the lesser of (i) the original purchase price or (ii) the redemption proceeds. For purchases made after January 1, 2002, the Class X CDSC is calculated using the original purchase price. Any increase in the share price is not subject to the Class X CDSC. The Class X CDSC is paid to the distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class X shares. The distributor has assigned its right to receive any Class X CDSC, as well as any distribution and service fees to a third party that provides funding for the up-front sales concession payments.

To determine whether the Class X CDSC applies to a redemption, a Fund first redeems shares not subject to a Class X CDSC (shares acquired by reinvestment of dividends and capital gains distributions, and shares held for over 8 years) and then redeems other shares in the order they were purchased (such that shares held the longest are redeemed first).

The amount of the Class X CDSC will depend on the number of years since investment and the amount being redeemed, according to the following schedule:

Redemption During	Class X CDSC (as % of amount subject to charge)
1st year after purchase	6.0%
2nd year after purchase	5.0%
3rd year after purchase	4.0%
4th year after purchase	4.0%
5th year after purchase	3.0%
6th year after purchase	2.0%
7th year after purchase	2.0%
8th year after purchase	1.0%
9th or 10th year after purchase	None

For purposes of determining the Class X CDSC, all purchases are considered to have been made on the first business day of the month in which the purchase was actually made. In the case of Class X shares purchased prior to August 19, 1998, the CDSC imposed will be 6% during the first year after purchase, 5% during the second year, 4% during the third year, 3% during the fourth year, 2% during the fifth and sixth years, 1% during the seventh year, and none thereafter.

The Class X CDSC will be waived in the following cases if shares are redeemed and the transfer agent is notified: (1) redemptions to pay premiums for optional insurance coverage; (2) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of plan assets held in Class X shares of the Fund; (4) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of plan assets held in Class X shares of the Fund; and (5) the return of excess contributions from an IRA or SIMPLE IRA.

Ten years after the purchase of Class X shares of a Fund (eight years in the case of Class X shares purchased prior to August 19, 1998), those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class X shareholders of the higher asset-based distribution charge that applies to Class X shares under the Class X Distribution and Service Plan described above. The conversion is based on the relative NAV of the two classes, and no sales charge is imposed. At the time of conversion, a portion of the Class X shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of converting Class X non-Dividend Shares to total Class X non-Dividend Shares.

The redemption policies for each Fund are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund's Board from time to time. Refer to each Fund's prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the Companies, at NAV per share at the time of exchange without a sales charge. If you exchange such shares for the same class of shares of another Fund, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

You may exchange your Fund shares for shares of any other Fund without a sales charge. If you exchange such shares for shares of another Fund or if you receive Jennison Fund shares in exchange for the SP Fund shares pursuant to a Plan, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

Frequent trading of Fund shares in response to short-term fluctuations in the market – also known as "market timing" – may make it very difficult to manage a Fund's investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in the opinion of PI (and, with respect to the SP Fund, ASISI), such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Funds by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. A Fund will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that a Fund's procedures will be effective in limiting the practice of market timing in all cases.

Each Fund distributes substantially all of its income and capital gains to shareholders each year. Each Fund declares dividends, if any, annually.

SP Mutual Funds Share Class Designations

Please note that in 2004 SP Mutual Funds renamed Class A and Class B shares, and created two new classes designated Class A and Class B. This means that if, prior to April 12, 2004, you purchased shares of any series of SP Mutual Funds designated as "Class A" or "Class B" at the time of purchase, SP Mutual Funds now refers to your shares as "Class L" and "Class M", respectively. Please be sure to consult information about the appropriate share class when reviewing these materials.

In addition, pursuant to its charter, SP Mutual Funds may issue both "Class X" shares and "New Class X" shares of the SP Fund. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, SP Mutual Funds sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A shares approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A shares approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares. If the Plan is approved, Jennison Fund will issue Class X and New Class X shares with equivalent conversion rights to the respective Class X and New Class X shareholders of the SP Fund, which are sometimes collectively referred as "Class X shares" of Jennison Fund in this Prospectus/Proxy Statement.

FEES AND EXPENSES

The following tables describes the fees and expenses that shareholders may pay if they hold shares of the Funds, (as of the period ending January 31, 2006 for the Funds) as well as the projected unaudited pro forma fees and expenses of the Jennison Fund that will continue in effect after consummation of the Plan is approved. The holding period for shares held by investors in the SP Fund will be counted in computing the holding period of shares subsequently held in Jennison Fund for purposes of determining any applicable CDSCs. Class L, M and X shares of Dryden Fund were not offered during the last fiscal year. The fees and expenses below of the Class L, M and X shares of the Dryden Fund (pro forma after giving effect to the Reorganization) are based on estimated expenses of the Fund during the current fiscal year.

Shareholder Fees and Operating Expenses

Class A Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load)	1.00%	1.00%	1.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 15, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Management Fees	0.89%	0.70%	0.68%
+ Distribution (12b-1) Fees	0.30%	0.30%	0.30%
+ Other Expenses	0.36%	0.64%	0.30%
= Total annual fund operating expenses	1.55%	1.64%	1.28%
– Fee waiver and/or expense reimbursement	(0.05)%	(0.05)%	(0.05)%
= Net annual fund operating expenses	1.50%	1.59%	1.23%

Class B Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	5.00%	5.00%	5.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 15, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Management Fees	0.89%	0.70%	0.68%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.36%	0.64%	0.30%
= Total annual fund operating expenses	2.25%	2.34%	1.98%

Class C Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	1.00%	1.00%	1.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 15, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Management Fees	0.89%	0.70%	0.68%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.36%	0.64%	0.30%
= Total annual fund operating expenses	2.25%	2.34%	1.98%

Class L Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	5.75%	N/A	5.75%
Maximum contingent deferred sales charge (load)	1.00%	N/A	1.00%
Redemption Fee	None	N/A	None
Exchange Fee	None	N/A	None
Small balance account fee beginning on or about November 15, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Pro Forma	SP Fund	Jennison Fund	Jennison Fund After Reorganization
Management Fees	0.89%	N/A	0.68%
+ Distribution (12b-1) Fees	0.50%	N/A	0.50%
+ Other Expenses	0.36%	N/A	0.30%
= Total annual fund operating expenses	1.75%	N/A	1.48%

Class M Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	N/A	None
Maximum contingent deferred sales charge (load)	6.00%	N/A	6.00%
Redemption Fee	None	N/A	None
Exchange Fee	None	N/A	None
Small balance account fee beginning on or about November 15, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Management Fees	0.89%	N/A	0.68%
+ Distribution (12b-1) Fees	1.00%	N/A	1.00%
+ Other Expenses	0.36%	N/A	0.30%
= Total annual fund operating expenses	2.25%	N/A	1.98%

Class X Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	N/A	None
Maximum contingent deferred sales charge (load)	6.00%	N/A	6.00%
Redemption Fee	None	N/A	None
Exchange Fee	None	N/A	None
Small balance account fee beginning on or about November 15, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Management Fees	0.89%	N/A	0.68%
+ Distribution (12b-1) Fees	1.00%	N/A	1.00%
+ Other Expenses	0.36%	N/A	0.30%
= Total annual fund operating expenses	2.25%	N/A	1.98%

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the Reorganization with the cost of investing in the Jennison Fund after consummation of the Reorganization. They assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period. Class L, M and X shares of Jennison Fund were not offered during the last fiscal year. The expenses below of the Class L, M and X shares of Jennison Fund (pro forma after the Reorganization) are based on estimated expenses of the Fund during the current fiscal year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately 10 years after purchase of Class X shares (and eight years of such shares issued prior to August 17, 1998) will automatically convert to Class A shares. The information in the ten years column reflects such conversions.

Full Redemption – Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$694	$1,008	$1,344	$2,290
Jennison Fund	703	1,008	1,388	2,383
Jennison Fund (Pro forma after the Reorganization)	669	932	1,214	2,017

Class B Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$728	$1,003	$1,305	$2,326
Jennison Fund	737	1,030	1,350	2,420
Jennison Fund (Pro forma after the Reorganization)	701	921	1,168	2,045

Class C Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$328	$703	$1,205	$2,585
Jennison Fund	337	730	1,250	2,676
Jennison Fund (Pro forma after the Reorganization)	301	621	1,068	2,306

Class L Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$743	$1,094	$1,469	$2,519
Jennison Fund	N/A	N/A	N/A	N/A
Jennison Fund (Pro forma after the Reorganization)	717	1,016	1,336	2,242

Class M Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$828	$1,103	$1,405	$2,409
Jennison Fund	N/A	N/A	N/A	N/A
Jennison Fund (Pro forma after the Reorganization)	801	1,021	1,268	2,128

Class X Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$828	$1,103	$1,505	$2,585
Jennison Fund	N/A	N/A	N/A	N/A
Jennison Fund (Pro forma after the Reorganization)	801	1,021	1,368	2,306

No Redemption – Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$694	$1,008	$1,344	$2,290
Jennison Fund	703	1,034	1,388	2,383
Jennison Fund (Pro forma after the Reorganization)	669	932	1,214	2,017

Class B Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$228	$703	$1,205	$2,326
Jennison Fund	237	730	1,250	2,420
Jennison Fund (Pro forma after the Reorganization)	201	621	1,068	2,045

Class C Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$228	$703	$1,205	$2,585
Jennison Fund	237	730	1,250	2,676
Jennison Fund (Pro forma after the Reorganization)	201	621	1,068	2,306

Class L Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$743	$1,094	$1,469	$2,519
Jennison Fund	N/A	N/A	N/A	N/A
Jennison Fund (Pro forma after the Reorganization)	717	1,016	1,336	2,242

Class M Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$228	$703	$1,205	$2,409
Jennison Fund	N/A	N/A	N/A	N/A
Jennison Fund (Pro forma after the Reorganization)	201	621	1,068	2,128

Class X Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$228	$703	$1,205	$2,585
Jennison Fund	N/A	N/A	N/A	N/A
Jennison Fund (Pro forma after the Reorganization)	201	621	1,068	2,306

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual fund operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Notes to Fee and Expense Tables:

•  Your broker may charge you a separate or additional fee for purchases and sales of shares.

•  Investors who purchase $1 million or more of Class A shares or Class L shares, to the extent Class L is open to new purchases, and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential). During the past 12 months, Class L shares were not available to new investors.

•  The SP Fund may impose a $10 fee for wire transfers of redemption proceeds.

•  The Funds' Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25 of 1% of the average daily net assets of the Class A shares through February 28, 2007 (SP Fund) and November 30, 2007 (Jennison Fund).

•  The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase. The CDSC for Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eight year after purchase. The CDSC for New Class X shares decreases by 1% annually to 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. Class X shares and New Class X shares convert to Class A shares approximately 8 years and 10 years, respectively, after purchase. No CDSC is charged after these periods.

•  ASISI contractually agreed to reimburse and/or waive fees through the period ending February 28, 2007, so that the SP Fund's operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses (collectively certain expenses) do not exceed 1.30% of the SP Fund's average daily net assets. Due to the Reorganization, the Investment Managers of the SP Fund could benefit from the elimination of this contractual fee waiver since PI currently is not waiving and/or reimbursing any of its fees for the Jennison Fund.

•  With respect to the SP Fund, the chart reflects an effective rate of management fee due to SP Fund assets exceeding breakpoints.

•  Beginning on or about November 17, 2006, if the value of your account is less than $2,500, the Funds will deduct a $15 annual small balance account fee from your account. Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts.

•  The CDSC for Class A, B and C shares of the Jennison Fund is calculated as a percentage of the lower of the original purchase price or sale proceeds. The CDSC for the Class L, M, X and New Class X shares of the Jennison Fund and the Class A, B and C shares of the SP Fund is calculated as a percentage of the original purchase price.

Performance of the Funds

A number of factors – including risk – can affect how each Fund performs. The following bar charts show the performance of the Class L shares of the SP Fund and Class A shares of the Jennison Fund for each full calendar year of the respective Fund's operation. The first table below each bar chart shows each Fund's best and worst performance during the periods included in the bar chart. The second table shows the average annual total returns before taxes for each class of each Fund, as well as the average annual total returns after taxes on distributions and redemptions for Class L shares of the SP Fund and Class B shares of Jennison Fund.

This information may help provide an indication of each Fund's risks by showing changes in performance from year to year and by comparing each Fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges, the other figures do not, and would be lower if they did. Past performance, before and after taxes, does not mean that a fund will achieve similar results in the future.

SP Fund

Annual Total Returns (Class L Shares)

BEST QUARTER: 32.72% (4th quarter 1999) WORST QUARTER: –17.20% (3rd quarter 2001)

For the six month period ended June 30, 2006 the annual total return on Class L shares was –1.07%.

Average Annual Total Returns For periods ended December 31, 2005

	One Year	Five Years	Since Inception*
Class L
Return Before Taxes	0.25%	(0.22)%	5.71%
Return After Taxes on Distributions	0.25%	(0.22)%	5.71%
Return After Taxes on Distributions and Sale of Fund Shares	0.16%	(0.19)%	4.97%
Class A
Return Before Taxes	0.75%	—%	6.40%
Class B
Return Before Taxes	0.84%	—%	6.92%
Class M
Return Before Taxes	(0.15)%	0.05%	6.03%
Class C
Return Before Taxes	4.86%	0.45%	6.01%
Class X
Return Before Taxes	(0.14)%	(0.15)%	5.90%
Index
S&P 500 Index	4.91%	0.54%	5.28%
Lipper Large-Cap Growth Funds Avg.	6.20%	(3.99)%	3.73%
Russell 1000 Growth Index	5.26%	(3.58)%	2.22%

*  Inception date: August 19, 1998

Jennison Fund*

Annual Total Returns (Class A shares)

BEST QUARTER: 19.05% (4th quarter 2001) WORST QUARTER: –26.04% (1st quarter 2001)

For the six month period ended June 30, 2006 the annual total return on Class A shares was 1.72%.

*  Prior to September 20, 2005, Columbus Circle Investors and Oak Associates Ltd. were the subadvisers to the Fund.

Average Annual Total Returns (as of December 31, 2005)

	One Year	Five Years	Since Inception
Return Before Taxes
Class A Shares	2.59%	(7.16)%	(3.98)%
Class C Shares	6.81%	(6.80)%	(3.81)%
Class B Shares
Return Before Taxes	2.81%	(6.98)%	(3.81)%
Return After Taxes on Distributions	2.81%	(6.98)%	(3.81)%
Return After Taxes on Distributions and Sale of Fund Shares	1.83%	(5.80)%	(3.19)%
Index (reflects no deduction for fees, expenses or taxes)
Russell 1000 Growth Index	5.26%	(3.58)%	(4.52)%
S&P 500 Index	4.91%	0.54%	0.15%
Lipper Large-Cap Core Funds Average	4.84%	(0.95)%	(0.34)%

•  The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver for Class A shares of 0.05%, the returns for Class A shares would have been lower. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date (11-3-99) of the Fund's Class A, B and C shares.

•  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

•  No information is presented with respect to Class L, M or X shares of the Jennison Fund, since these share classes are not yet created, and therefore, no performance information is available.

•  The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Cap companies with higher price-to-book ratios and higher forecasted growth values.

•  The Standard & Poor's 500 Stock Index (S&P Index) – an unmanaged index of 500 – gives a broad look at how mid-cap stock prices have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. The securities in the S&P Index may be very different from those in the Fund. Source: Lipper, Inc.

•  The Lipper Large-Cap Core Funds Average is based on the average return of all mutual funds in the Lipper Large-Cap Core Funds category. It reflects deductions for mutual fund operating expenses, but does not include the effect of any sales charges or taxes. Again, these returns would be lower if they included the effects of sales charges and taxes. Source: Lipper, Inc.

•  "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than certain other return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares are subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M and Class X shares are subject to a maximum CDSC of 5%, 1%, 6% and 6%, respectively.

Investors cannot invest directly in an index. The returns for the indexes referenced in the above tables would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper averages referenced in the above tables reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

REASONS FOR THE REORGANIZATION

The directors of the SP Mutual Funds, including all of the Directors who are not "interested persons" of the SP Mutual Funds (the "Independent Directors"), have unanimously determined that the Reorganization would be in the best interests of the shareholders of SP Fund. The Board of each Fund concluded that the interests of the shareholders of each Fund would not be diluted as a result of consummation of the Plan.

At a meeting held on July 19, 2006, the Investment Managers advised the directors that, as of May 31, 2006, the SP Fund had net assets of approximately $580 million, while the Jennison Fund had assets of approximately $63 million at that date. Accordingly, by merging the SP Fund with the Jennison Fund shareholders would enjoy a greater asset base over which fund expenses may be spread.

In addition, the Investment Managers advised the directors that if the Plan is approved, shareholders of the SP Fund, regardless of the class of shares they own, should realize an immediate reduction in both the net and gross annual operating expenses paid on their investment, although there can be no assurance that operational savings will be realized. The Investment Managers further advised the directors that shareholders of the SP Fund also could benefit from the lower contractual management fee paid by shareholders of Jennison Fund.

The directors were advised that the estimated costs associated with the Reorganization will be paid by PI and/or an affiliate. See discussion below under "Expenses Resulting from the Reorganization."

The directors noted that the Jennison Fund is not paying any of the costs of the Reorganization.

In recommending approval of the Reorganization, the Investment Managers advised the directors that the Funds have similar investment objectives, similar investment policies and investment portfolios. Moreover, the Investment Managers reported that the Funds have similar investment styles.

In recommending approval of the Reorganization, the Investment Manager recommended that due to Jennison's short tenure as manager of the Jennison Fund (since September 2005), the directors could evaluate gross performance of Jennison's institutional conservative growth composite (similar strategy) versus gross performance of the SP Fund. As of March 31, 2006, performance of Jennison's conservative growth composite was stronger on a one-year basis and substantially equal to the SP Fund on a three-year basis. Additionally, during the three years ending March 31, 2006 relative to the Russell 1000 Growth index, the Jennison strategy outperformed the index 75% of the months.

The Investment Managers noted that, since the shares of the Jennison Fund will be issued at net asset value in exchange for the net assets of the SP Fund having a value equal to the aggregate net asset value of the shares of the SP Fund when the Reorganization occurs, the net assets of the SP Fund should remain virtually unchanged solely as a result of the Reorganization. Thus, the Reorganization should not result in reduction of the net asset value of the SP Fund or the Jennison Fund immediately following consummation of the Reorganization. However, as a result of the Reorganization, a shareholder of the SP Fund may hold a smaller percentage of ownership in the Jennison Fund than he or she did in the SP Fund prior to the Reorganization. The aggregate net asset value of your Jennsion Fund shares will equal the aggregate net asset value of your shares of the SP Fund that they replaced.

The Investment Managers further noted that the respective assets and liabilities of the SP Fund and the Jennison Fund will be valued at the closing of the Reorganization. The assets in each Fund will be valued according to the procedures set forth above under "Valuation." Purchase orders of the SP Fund's shares which have not been confirmed as of the closing of the Reorganization will be treated as assets of the Jennison Fund for purposes of the Reorganization; redemption requests with respect to the SP Fund's shares which have not settled as of the closing of the Reorganization will be treated as liabilities of the Jennison Fund for purposes of the Reorganization.

The Directors, including a majority of Independent Directors, after considering the matter, unanimously concluded that no dilution of value would result to the shareholders of the SP Fund or the Jennison Fund from consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of the shareholders of the SP Fund:

•  The Funds have similar investment objectives;

•  The Funds have similar investment policies and restrictions;

•  The Funds have similar investment portfolios;

•  The Funds have similar investment styles;

•  Shareholders of the SP Fund regardless of share class would realize an immediate reduction in both gross and net operating expenses as result of the consummation of the Reorganization;

•  The SP Fund is not expected in the future to achieve satisfactory new asset growth; and

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Plan.

The Directors also considered that, the Reorganization is conditioned upon the receipt of an opinion of counsel, that the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders of the SP Fund.

Consequently, the Directors of SP Mutual Funds acting on behalf of the SP Fund approved the Plan and recommended that shareholders of the SP Fund vote to approve the Plan.

For the reasons discussed above, the Board of Directors of SP Mutual Funds on behalf of the SP Fund has unanimously recommend that you vote FOR the Plan.

If shareholders of the SP Fund do not approve the Plan, the Board will consider other possible courses of action for the SP Fund, including, among others, consolidation of the SP Fund with one or more affiliated or unaffiliated funds other than the Jennison Fund, adding one or more new subadvisers or replacing the current subadviser with one or more subadvisers. In the event that the shareholders of the SP Fund do not approve the Plan, the Investment Managers of the SP Fund may consider recommending to the Board and shareholders the liquidation of the SP Fund which would result in taxable gains or losses for most shareholders of that Fund.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Closing

If the SP Fund's shareholders approve the Plan, the reorganization will take place after various conditions are satisfied by SP Mutual Funds, on behalf of the SP Fund, and Style Specific Funds, on behalf of the Jennison Fund, as applicable, including the preparation of certain documents. The Companies will mutually determine a specific date for the actual reorganizations to take place (expected to be in 2007). This is called the "closing date." If shareholders of the SP Fund do not approve the Plan, the reorganization will not take place and the Board of the SP Mutual Funds will consider alternative courses of actions, as described above.

If the SP Funds' shareholders approve the Plan, SP Mutual Funds, on behalf of the SP Fund will deliver to SP Style Specific Funds, on behalf of the Jennison Fund, all of the SP Fund's assets and Jennison Fund will assume all of the liabilities of the SP Fund on the closing date. Jennison Fund will issue to the SP Fund shares of Jennison Fund of a value equal to the dollar value of the net assets delivered to the Jennison Fund. The SP Fund will then distribute to its shareholders of record as of the close of business on the closing date, the Jennison Fund shares in equivalent value and of equivalent class as such shareholder holds in the Fund. The SP Fund will subsequently terminate and dissolve and Jennison Fund will be the surviving fund. The stock transfer books of the SP Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the SP Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, the Companies may amend the Plan without shareholder approval. The Companies may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the SP Funds.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs, will be paid by PI and/or an affiliate. The portfolio securities of the SP Fund will be transferred in-kind to the Jennison Fund. Accordingly, consummation of the Plan will entail little or no expenses in connection with portfolio restructuring.

Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Reorganization that the Fund will have received an opinion from Shearman & Sterling LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

1. The acquisition by the Jennison Fund of the assets of the SP Fund in exchange solely for voting shares of the Jennison Fund and the assumption by the Jennison Fund of the liabilities, if any, of the SP Fund, followed by the distribution of the Jennison Fund shares received by the SP Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Jennison Fund and the SP Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

2. The shareholders of the SP Fund will not recognize gain or loss upon the exchange of all of their shares of the SP Fund solely for shares of the Jennison Fund, as described in this Prospectus/Proxy Statement and each corresponding Plan;

3. No gain or loss will be recognized by the SP Fund upon the transfer of its assets to the Jennison Fund in exchange solely for voting shares of the Jennison Fund and the assumption by the Jennison Fund of the liabilities, if any, of the SP Fund. In addition, no gain or loss will be recognized by the SP Fund on the distribution of such shares to the shareholders of that Fund (in liquidation of the SP Fund);

4. No gain or loss will be recognized by the Jennison Fund upon the acquisition of the assets of such Fund in exchange solely for voting shares of the Jennison Fund and the assumption of the liabilities, if any, of the SP Fund;

5. The Jennison Fund's tax basis for the assets acquired from the SP Fund will be the same as the tax basis of these assets when held by the SP Fund immediately before the transfer, and the holding period of such assets acquired by the Jennison Fund will include the holding period of such assets when held by the SP Fund;

6. The SP Fund's shareholders' tax basis for the shares of the Jennison Fund received by them pursuant to the reorganization will be the same as their tax basis in the SP Fund shares exchanged therefor; and

7. The holding period of the Jennison Fund shares received by the shareholders of the SP Fund will include the holding period of the SP Fund shares exchanged therefor, provided such SP Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. If the Reorganization is consummated but fails to qualify as a "reorganization" within the meaning of Section 368(a) of the Code, such transaction would be treated as a taxable sale of assets by the SP Fund to the Jennison Fund followed by a taxable liquidation of the SP Fund, and the shareholders of the SP Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the SP Fund and the fair market value of the shares of the Jennison Fund received in exchange therefor. The SP Fund and Jennison Fund have capital loss carryforwards as of October 31, 2005 of $179,816,863, and as of July 31, 2005 of $88,969,000, respectively. In a tax-free reorganization, the acquiring fund generally succeeds to capital loss carryforwards of the target fund on the transfer date pursuant to Section 381 of the Code. There are several rules that may limit the ability of the acquiring fund to utilize the capital loss carryforwards of the target fund (and, in some circumstances, the acquiring fund's own capital loss carryforwards) after the transfer date. Section 381 limits the amount of gain of the acquiring fund that can be offset by the capital loss carryforwards of the target fund in the first taxable year ending after the reorganization. A second rule (pursuant to Sections 382 and 383 of the Code) limits the amount of capital gain of the acquiring fund that may be offset annually by the capital loss carryforwards of the funds participating in the tax-free reorganization (including, as in this reorganization, the acquiring fund itself where there is a more-than-50-percentage-point change in the ownership of such acquiring fund) (each, a "Loss Fund"). If there is a more-than-50-percentage-point change in the ownership of a Loss Fund, the acquiring fund's annual usage of the capital loss carryforwards of the Loss Fund is limited, in general, to the value of the equity of such Loss Funds immediately before the reorganization multiplied by the applicable long-term tax-exempt bond rate (as published by the IRS). Pursuant to this rule, the utilization of the capital loss carryforwards of the Jennison Fund will be subject to the limitation described in the preceding sentence and the utilization of the capital loss carryforward of the SP Fund by the Jennison Fund will not be subject to such limitations. The amount of capital loss carryforwards of the SP Fund that can be utilized by the Jennison Fund in the year of the Reorganization will, however, be subject to limitations. Additional rules may apply, further limiting the utilization of the capital loss. Shareholders of each Fund should consult their tax advisers regarding the tax consequences to them of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Reorganization.

Characteristics of Jennison Fund Shares

SP Style Specific Funds was formed in Delaware on July 8, 1999. It is registered with the SEC as an open-end management investment company. Jennison Fund, a series of SP Style Specific Funds, is authorized to issue unlimited shares of beneficial interest, par value $0.001 per share, divided into three classes, designated Class A, Class B, and Class C. If the Plan is approved, Jennison Fund will be divided into up to seven classes, designated Class A, Class B, Class C, Class L, Class M, Class X, and New Class X. The Class L, Class M, Class X and New Class X share classes of the Jennison Fund would be issued in order to accommodate shareholders of Class L, Class M, Class X and New Class X, respectively, of the SP Fund who will become shareholders of Jennison Fund pursuant to the Plan. The proposed Class L, M, X and New Class X shares will be available only for exchanges with the same class of shares in other existing funds in the mutual fund complex. These share classes will be closed to new or subsequent purchases, except for purchases through reinvestment of any dividends and distributions.

Each class of shares represents an interest in the same assets of Jennison Fund and is identical in all respects except that:

•  each class is subject to different sales charges and distribution or service fees (12b-1 fees) which are not subject to any sales charges and distribution or service fees), which may affect net asset value, dividends and liquidation rights;

•  each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class;

•  each class has a different exchange privilege;

•  Class B, Class M, Class X and New Class X shares will have a conversion feature whereby Class B, Class M, Class X and New Class X shares will automatically convert to Class A shares as follows: at the end of seven years (Class B shares), eight years (Class M shares and Class X shares) and ten years (New Class X shares), respectively, after the original purchase of shares.

Shares of Jennison Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except for the conversion feature described above, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Jennison Fund is entitled to its portion of all of that Fund's assets after all debt and expenses of the Fund have been paid. Since Class B, Class C, Class M and Class X shares generally bear higher distribution expenses than Class A and Class L, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class L shareholders, whose shares are not subject to any distribution or service fees. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Jennison Fund's prospectus.

Jennison Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless less than a majority of the trustees holding office have been elected by shareholders, and the 1940 Act requires a meeting of shareholders, at which time the trustees then in office will call a shareholder meeting for the election of trustees. Shareholders of record of two-thirds of the outstanding shares of SP Style Specific Funds may remove a trustee, with or without cause, by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee, when requested in writing to do so by the shareholders holding at least 10% of the outstanding shares entitled to vote.

Shares of the Jennison Fund that will be distributed to shareholders of one or more of the Funds and will have the same legal characteristics as the shares of the Funds with respect to such matters as assessibility, conversion rights, and transferability.

Capitalization

The following table sets forth, as of January 31, 2006, the capitalization of shares of the Fund. The table also shows the unaudited pro forma projected capitalization of the Jennison Fund shares as adjusted to give effect to the proposed reorganizations, as of July 31, 2006. The capitalization of the Jennison Fund is likely to be different when one or more of the Plans are consummated.

Class A

	SP Fund	Jennison Fund	Adjustments*	Jennison Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$37,246,536	$16,766,873	N/A	$54,013,409
Total shares outstanding	2,256,298	1,984,293	2,151,576	6,392,167
Net asset value per share	$16.51	$8.45	N/A	$8.45

Class B

	SP Fund	Jennison Fund	Adjustments*	Jennison Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$9,220,598	$24,016,427	N/A	$33,237,025
Total shares outstanding	584,253	2,978,944	559,742	4,122,939
Net asset value per share	$15.78	$8.06	N/A	$8.06

Class C

	SP Fund	Jennison Fund	Adjustments*	Jennison Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$149,399,051	$33,315,649	N/A	$182,714,700
Total shares outstanding	9,458,487	4,131,944	9,077,375	22,667,806
Net asset value per share	$15.80	8.06	N/A	$8.06

Class L

	SP Fund	Jennison Fund**	Adjustments*	Jennison Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$105,231,202	N/A	N/A	$105,231,202
Total shares outstanding	6,410,961	N/A	6,042,436	12,453,397
Net asset value per share	$16.41	N/A	N/A	$8.45

Class M

	SP Fund	Jennison Fund**	Adjustments*	Jennison Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$295,802,372	N/A	N/A	$295,802,372
Total shares outstanding	18,714,940	N/A	17,985,106	36,700,046
Net asset value per share	$15.81	N/A	N/A	$8.06

Class X

	SP Fund	Jennison Fund**	Adjustments*	Jennison Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$54,392,190	N/A	N/A	$54,392,190
Total shares outstanding	3,443,981	N/A	3,304,430	6,748,411
Net asset value per share	$15.79	N/A	N/A	$8.06

Total Net Assets and Shares Outstanding

	SP Fund	Jennison Fund**	Adjustments*	Jennison Fund Pro Forma Projected after Reorganization (unaudited)
Total net assets	$651,291,949	$74,098,949	N/A	$725,390,898
Total shares outstanding	40,868,920	9,095,181	39,120,665	89,084,766

*  Reflects the change in shares and par value of the Funds upon conversion in the Jennison Fund.

**  As of January 31, 2006, there were no Class L, M or X shares of the Jennison Fund.

VOTING INFORMATION

Required Vote

Only shareholders of record of the SP Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 34,624,938 shares of the SP Fund issued and outstanding.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the SP Fund entitled to be voted at the Meeting of that Fund is required to constitute a quorum of the Fund at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present with respect to that Fund, the affirmative vote of the holders of a majority of the total number of shares of capital stock of that Fund outstanding and entitled to vote thereon is necessary to approve a Plan, which, for purposes of this vote, under the 1940 Act, means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of that Fund represented at a meeting at which more than 50% of the outstanding voting shares of that Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of that Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of a Fund held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at a Meeting, is not a vote cast.

Under existing NYSE rules, it is not expected that brokers, banks and other nominees will be entitled to vote the SP Fund's shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." The SP Mutual Funds and SP Style Specific Funds will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the reorganization or any adjournment. Therefore, since approval of a Plan requires the affirmative vote of the lesser of 67% of the voting shares present at a Meeting at which a majority of the outstanding voting shares are present in person or by proxy or a majority of the total number of shares of a Fund outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

Shareholders having more than one account in the SP Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve a Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote FOR any such adjournment in their discretion. Shares represented by broker non-votes or abstentions will not be voted for or against adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote against adjournment.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone.

•  Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of SP Mutual Funds or the SP Style Specific Funds at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the SP Mutual Funds. In addition, the SP Mutual Funds has engaged D. F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D. F. King & Co., Inc. if the SP Mutual Funds has not yet received your vote. D. F. King & Co., Inc. may ask you for authority, by telephone, to permit D. F. King & Co., Inc. to execute your voting instructions on your behalf. Proxy solicitation expenses are currently estimated to be approximately $438,000.

PRINCIPAL HOLDERS OF SHARES

The table below sets forth, as of September 1, 2006, each shareholder that owns of record more than 5% of any class of each Fund.

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
SP Fund	Lin (k) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street #3 Newark NJ 07102	A	993,908/37.5%

	Lin (k) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street #3 Newark NJ 07102	C	463,281/5.7%

	Lin (k) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street #3 Newark NJ 07102	L	327,150/6.1%

	Lin (k) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street #3 Newark NJ 07102	X	348,984/15.3%

	Wachovia Securities, LLC**	1525 West WT Harris Blvd. Charlotte, NC 28288	B	70,009/10.5%

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
Jennison Fund	PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan Tri-State Orthopedics & Sports	5900 Corporate Drive Suite 200 Pittsburgh PA 15237	A	101,121/5.8%

	PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan Mutual Trading Company, Inc	431 Crocker Street Los Angeles CA 90013	A	119,850/6.9%

	Wachovia Securities, LLC**	1525 West WT Harris Blvd. Charlotte, NC 28288	A B C	809,880/46.3% 1,540,262/62.0% 2,941,431/81.8%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

**  As record holder for other beneficial owners.

As of September 1, 2006, the officers and directors of the SP Mutual Funds, as a group, beneficially owned less than 1% of the outstanding voting shares of the SP Fund.

As of September 1, 2006, the officers and trustees of SP Style Specific Funds, as a group, beneficially owned less than 1% of the outstanding voting shares of the Jennison Fund.

As of the Record Date, the Class L, M and X shares of the SP Fund had not been offered; Jennison Fund does not offer Class L, Class M, or Class X.

ADDITIONAL INFORMATION

The SP Fund is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the SP Fund is contained in the Fund's prospectus, dated February 27, 2006, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Jennison Fund is included in the Fund's SAI, dated September 29, 2005 which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of Jennison Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2006, may be obtained by calling 1-800-225-1852 or by writing to Jennison Conservative Growth Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

SP Mutual Funds (on behalf of the SP Fund) and SP Style Specific Funds (on behalf of the Jennison Fund) file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Delaware law, relating to the validity of shares of Jennison Fund to be issued pursuant to the Plan, will be passed upon by Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Jennison Fund.

Independent Registered Public Accounting Firm

The audited financial statements of the SP Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the SP Fund for the fiscal year ending October 31, 2005 (File No. 811-08085). The unaudited financial statements of the SP Fund, also incorporated by reference into the SAI, are included in the Semi-Annual Report of the SP Fund to Shareholders for the six month period ended April 30, 2006 (File No. 811-08085).

The audited financial statements of Jennison Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the SP Fund for the fiscal year ending July 31, 2005 (File No. 811-09439). The unaudited financial statements of the Jennison Fund, also incorporated by reference into the SAI, are included in the Semi-Annual Report of the Jennison Fund to Shareholders for the six month period ended January 31, 2006 (File No. 811-09439).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Strategic Partners Capital Growth Fund and Jennison Conservative Growth Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

The Companies are not required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Board may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or a Fund's governing documents.

Pursuant to rules adopted by the SEC, a shareholder of a Fund may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included. Although the charter of SP Mutual Funds provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of SP Mutual Funds may submit proposals from the floor of an annual meeting. However, under Maryland law, the purpose of any special meeting of shareholders must be described in the notice of such meeting so only items included in the notice for a special meeting may be considered at a special meeting of shareholders.

The Board of Directors of SP Mutual Funds intends to bring before the Meeting the matters set forth in the foregoing notice. The Directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder of the SP Fund executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the SP Mutual Funds, by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached).

B	Prospectus for the Jennison Fund, dated September 29, 2005 (enclosed).

C	Jennison Fund's Semi-Annual Report to Shareholders for the period ended January 31, 2006 (enclosed).

D	Jennison Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2005 (enclosed).

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this ______ day of _____, 2006, by and between Strategic Partners Mutual Funds, Inc. (the "Company"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Strategic Partners Capital Growth Fund, a series of the Company (the "Acquired Fund"), and Strategic Partners Style Specific Funds (the "Acquiring Company"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Jennison Conservative Growth Fund, a series of the Acquiring Company (the "Acquiring Fund"). Together, the Acquiring Fund and the Acquired Fund are referred to as the "Funds."

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund, of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.001 per share, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Company, on behalf of the Acquired Fund, and by the Acquiring Company, on behalf of the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Dissolution of Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Company, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Acquiring Company, for the benefit of the Acquiring Fund, at the Closing all of the Acquired Fund's then existing assets, and assume substantially all of the Acquired Fund's liabilities. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, the Acquiring Company, on behalf of the Acquiring Fund, shall at the Closing deliver to the Company, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund (the "Acquiring Fund Shares") determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Company agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Company on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then the Acquired Fund shall dissolve and terminate. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund Shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Company shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Company's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Company's then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in Acquiring Company's agreement and declaration of trust and currently effective registration statement.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be _______, 2007, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Acquiring Company or at such other place as the parties may agree. The Company, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, of the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Company, for the benefit of the Acquiring Fund, at the Acquiring Company's Custodian, The Bank of New York. Also, the Company, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of common stock of the Acquired Fund, par value $0.001 per share, (the "Acquired Fund Shares") and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Company, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of the Company at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date, or shall provide evidence satisfactory to the Company that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Company, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties to the Acquiring Company, for the benefit of the Acquiring Fund, by the Company on behalf of the Acquired Fund. The Company, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Company, for the benefit of the Acquiring Fund:

(a)  The Acquired Fund is a series of the Company, a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation (the "SDAT"). The Company is duly registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with the Company's articles of incorporation as a separate series of the Company.

(b)  The financial statements appearing in the Company's Annual Report to Shareholders of the Acquired Fund for the fiscal year ended October 31, 2005 (copies of which have been furnished to the Acquiring Company) have been audited by KPMG LLP, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Company's Semi-Annual Report to Shareholders of the Acquired Fund for the period ended April 30, 2006 (copies of which will be furnished to the Acquiring Company), and the unaudited financial statements appearing therein fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of such date, in conformity with U.S. generally accepted accounting principles.

(d)  The Company has the necessary corporate power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(e)  The Company is not a party to or obligated under any provision of the Company's articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Company, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties to the Company, for the benefit of the Acquired Fund, by the Acquiring Company, on behalf of the Acquiring Fund.

The Acquiring Company, on behalf of the Acquiring Fund, makes the following representations and warranties to the Company, for the benefit of the Acquired Fund:

(a)  The Acquiring Fund is a series of the Acquiring Company, a statutory trust duly organized under the laws of the State of Delaware and validly existing under the laws of that jurisdiction and in good standing. The Acquiring Company is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the Acquiring Company's agreement and declaration of trust as a separate series of the Acquiring Company.

(b)  The Acquiring Fund is authorized to issue an unlimited number of shares of common stock, par value $0.001 per share of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the under the Acquiring Company's agreement and declaration of trust and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefore or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Acquiring Company's Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended July 31, 2005 (copies of which have been furnished to the Company) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Acquiring Company's Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended January 31, 2006 (copies of which will be furnished to the Company), fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  The Acquiring Company has the necessary statutory trust power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(g) The Acquiring Company is not a party to or obligated under any provision of the Acquiring Company's agreement and declaration of trust or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Company, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, make the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Company as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Directors of the Company and the Board of Trustees of the Acquiring Company and this Plan constitutes a valid and binding obligation enforceable against the Company and the Acquiring Company in accordance with its terms.

(f)  The Company and the Acquiring Company anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

(a)  The Company intends to operate the Acquired Fund's business as presently conducted between the date hereof and the Closing Date. The Acquiring Company intends to operate the Acquiring Fund's business as presently conducted between the date hereof and the Closing Date.

(b)  The Company intends that the Acquired Fund will not acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The Company, on behalf of the Acquired Fund, intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Companies intend that, by the time of Closing, each Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Company, on behalf of the Acquired Fund, intends to have available a copy of the shareholder ledger accounts, certified by the Company's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Company intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended the (the "1934 Act"), and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Acquiring Company, on behalf of the Acquiring Fund, covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  The Company intends to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Company intends that it will, from time to time, as and when requested by the Acquiring Company, for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Company may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Acquiring Company, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Acquiring Company, on behalf of the Acquiring Fund, intends that it will, from time to time, as and when requested by the Company, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of each of the Company and the Acquiring Company shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of the Company, on behalf of the Acquired Fund, and the Board of Trustees of the Acquiring Company, on behalf of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Company's or the Acquiring Company's knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  The Company, for the benefit of the Acquired Fund, shall have received on the Closing Date a favorable opinion from (i) Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Acquiring Company, with respect to items in this section that relate to matters of Delaware law, and (ii) Willkie Farr & Gallagher LLP, counsel to the Acquiring Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Acquiring Company is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with requisite statutory trust power under its Agreement and Declaration of Trust, Bylaws and the Delaware Statutory Trust Act (the "Delaware Act") to own all of its properties and assets and to carry on its business in each case as described in its current prospectus, and the Acquiring Fund has been established as a series of the Acquiring Company in accordance with the terms of the Acquiring Company's agreement and declaration of trust, Bylaws and the Delaware Act;

(2)  This Plan has been duly authorized and executed by the Acquiring Company, on behalf of the Acquiring Fund, and, assuming delivery of the Plan by the Acquiring Company, on behalf of the Acquiring Fund, and due authorization, execution and delivery of the Plan by the Company, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Acquiring Company and the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding the choice of Maryland law to govern this Plan;

(3)  When the Acquiring Fund shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, as contemplated by the Plan for the consideration stated in the Plan, they will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund will have any pre-emptive rights under the Acquiring Company's Agreement and Declaration of Trust, its Bylaws and the Delaware Act to subscribe for or purchase such shares;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Acquiring Company, on behalf of the Acquiring Fund, of its obligations hereunder will not violate any provision of the Acquiring Company's agreement and declaration of trust or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Acquiring Company's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Acquiring Company, on behalf of the Acquiring Fund, under the federal laws of the United States and the laws of the State of Delaware for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

(6)  The Acquiring Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration.

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Acquiring Company or the Acquiring Fund, that would be required to be disclosed in the Acquiring Company's registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Company.

(g)  The Acquiring Company, for the benefit of the Acquiring Fund, shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Company, with respect to items in this section that relate to matters of Maryland law, and (ii) Willkie Farr & Gallagher LLP, counsel to the Acquired Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Company is a corporation duly incorporated, validly existing and in good standing with the SDAT with requisite corporate power under its charter and under the laws of the State of Maryland, to own all of its properties and assets and, to carry on its business as described in the current prospectus of the Acquired Fund, and the Acquired Fund has been duly established in accordance with the terms of the Maryland General Corporate Law and the Company's charter as a separate series of the Company;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Company, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Plan by the Acquiring Company, on behalf of the Acquiring Fund, is a valid and legally binding obligation of the Company and the Acquired Fund enforceable against the Acquired Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  All actions required to be taken by the Company and the Acquired Fund to authorize and effect the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and the Acquired Fund;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Company, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of the Company's charter or by-laws, or result in a default or breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Company's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by the Company, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  Such counsel knows of no litigation or government proceeding instituted or threatened against the Company or the Acquired Fund, that would be required to be disclosed in the Company's registration statement on Form N-1A and is not so disclosed;

(7)  The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company.

(h)  The Company and the Acquiring Company shall have received with respect to the Acquired Fund and the Acquiring Fund, on or before the Closing Date, an opinion of Shearman & Sterling LLP, special tax counsel to the Company and the Acquiring Company, in form and substance satisfactory to the Company and the Acquiring Company, substantially to the effect that, for federal income tax purposes:

(1)  the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  in accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company and/or the Company with regard to certain matters.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each of the Acquiring Company and the Company represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by PI and/or an affiliate.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either Company on behalf of a Fund by resolution of the Board of Directors/Trustees, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and none of the Company, the Acquiring Company, the Acquired Fund or the Acquiring Fund, nor the directors/trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors/Trustees if, in the judgment of such Board of Directors/Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of the Company, the Acquiring Company, any of their respective officers, directors/trustees, agents or shareholders, either of the Funds, or their respective shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director/trustee, agent or shareholder of either of Fund or either Company against any liability to the entity for which that officer, director/trustee, agent or shareholder so acts or to any of the Company's or the Acquiring Company's shareholders to which that officer, director/trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Company, on behalf of the Acquired Fund, or the Board of Trustees of the Acquiring Company, on behalf of the Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Company, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of the Company and the Acquiring Company acknowledge that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Company or the Acquiring Company hereunder, and in particular that none of the assets of either Company, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Acquiring Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, Strategic Partners Mutual Funds, on behalf of Strategic Partners Capital Growth Fund, and Strategic Partners Style Specific Funds, on behalf of Jennison Conservative Growth Fund, have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

STRATEGIC PARTNERS MUTUAL FUNDS, INC. on behalf of Strategic Partners Capital Growth Fund

Attest:	By: Name: Title:

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS, on behalf of Jennison Conservative Growth Fund

Attest:	By: Name: Title:

Exhibit B

PROSPECTUS DATED SEPTEMBER 29, 2005

The Prospectus for Jennison Conservative Growth Fund, dated September 29, 2005, is part of this Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

SEMI-ANNUAL REPORT DATED JANUARY 31, 2006

The Semi-Annual Report to Shareholders for Jennison Conservative Growth Fund for the period ended January 31, 2006, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

Exhibit D

ANNUAL REPORT DATED JULY 31, 2005

The Annual Report to Shareholders for Jennison Conservative Growth Fund for the fiscal year ended July 31, 2005, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

D-1

TABLE OF CONTENTS

2	Summary

2	The Proposal

3	Shareholder Voting

3	Comparisons of Important Features

3	The Investment Objectives and Policies of the Funds

5	Comparison of Other Policies

8	Investment Restrictions

9	Risks of Investing in the Funds

11	Federal Income Tax Considerations

11	Comparison of Organizational Structures

15	Management of the Funds

21	Distribution Plan

22	Valuation

23	Portfolio Holdings

24	Frequent Purchases and Redemptions of Fund Shares

25	Purchases, Redemptions, Exchanges and Distributions

29	SP Mutual Funds Share Class Designations

29	Fees and Expenses

33	Expense Examples

35	Performance of the Funds

38	Reasons for the Reorganization

40	Information About the Reorganization

40	Closing

40	Expenses Resulting from the Reorganization

40	Tax Consequences of the Reorganization

41	Characteristics of Jennison Fund Shares

42	Capitalization

44	Voting Information

44	Required Vote

45	How to Vote

45	Revocation of Proxies

45	Solicitation of Voting Instructions

45	Principal Holders of Shares

46	Additional Information

46	Miscellaneous

46	Legal Matters

47	Independent Registered Public Accounting Firm

47	Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

47	Shareholder Proposals

47	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A – Form of Plan of Reorganization (attached)

B-1	Exhibit B – Prospectus for the Jennison Fund, dated September 29, 2005 (enclosed)

C-1	Exhibit C – Jennison Fund's Semi-Annual Report to Shareholders for the period ended January 31, 2006 (enclosed)

D-1	Exhibit D – Jennison Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2005 (enclosed)

STATEMENT OF ADDITIONAL INFORMATION
FOR
JENNISON CONSERVATIVE GROWTH FUND, a series of STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

Dated September 15, 2006

Acquisition of the Net Assets of
Strategic Partners Capital Growth Fund,
a series of Strategic Partners Mutual Funds, Inc.

By and in exchange for shares of the
Jennison Conservative Growth Fund, a series of Strategic Partners Style Specific Funds

This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets (the Reorganization) of the Strategic Partners Capital Growth Fund (SP Fund) and the assumptions of the liabilities of the SP Fund in exchange for shares of the Jennison Conservative Growth Fund (Jennison Fund). SP Fund is a series of Strategic Partners Mutual Funds, Inc. (SPMF) and the Jennison Fund is a series of Strategic Partners Style Specific Funds (SPSS).

This SAI consists of this Cover Page, Jennison Fund’s SAI, dated September 29, 2005, and the pro forma financial statements for SP Fund and Jennison Fund after giving effect to the proposed Reorganization.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated September 15, 2006, relating to the above-referenced Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling
1-800-225-1852 or by writing to the Jennison Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Securities and Exchange Commission (SEC) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of SPMF, SPSS, and Jennison Fund, other materials incorporated by reference herein, and other information regarding the SP Fund, SPMF, SPSS and Jennison Fund.

ATTACHMENT TO SAI

The Jennison Conservative Growth Fund SAI, dated September 29, 2005, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

S-2

Pro Forma Financial Statements for the Reorganization (unaudited)

The following tables set forth as of January 31, 2006 the unaudited pro forma Portfolio of Investments, Statements of Assets and Liabilities and Statement of Operations for the Reorganization.

PRO FORMA PORTFOLIO OF INVESTMENTS FOR THE REORGANIZATION

JANUARY 31, 2006

(Unaudited)

		Pro-forma combined				Pro-forma combined
		Jennison Conservative
SP Fund	Jennison Fund	Growth Fund	LONG-TERM INVESTMENTS - 99.2%	SP	Jennison	Jennison Conservative
Shares	Shares	Shares	COMMON STOCKS	Fund	Fund	Growth Fund

			Aerospace - 3.9%
124,742		124,742	General Dynamics Corp.	$14,514,979		$14,514,979
111,794		111,794	Lockheed Martin Corp.	7,562,864		7,562,864
111,693		111,693	United Technologies	6,519,521		6,519,521
			Beverages - 0.2%
	25,500	25,500	PepsiCo, Inc.		$1,458,090	1,458,090
			Biotechnology - 6.4%
	31,600	31,600	Amgen Inc. (a)		2,303,324	2,303,324
497,032	16,400	513,432	Genentech, Inc. (a)	42,704,990	1,409,088	44,114,078
			Capital Markets - 4.6%
	17,280	17,280	Ameriprise Financial, Inc.		703,123	703,123
	98,500	98,500	Charles Schwab Corp. (The)		1,456,815	1,456,815
31,359	5,900	37,259	Goldman Sachs Group, Inc.	4,429,459	833,375	5,262,834
	25,900	25,900	Merrill Lynch & Co., Inc.		1,944,313	1,944,313
206,137	12,600	218,737	UBS AG, ADR (Switzerland)	22,427,706	1,370,880	23,798,586
			Commercial Banks
	7,900	7,900	Bank of America Corp.		349,417	349,417
			Communication Equipment - 6.6%
252,739		252,739	America Movil, Series L, ADR (Mexico)	8,524,887		8,524,887
	79,600	79,600	Cisco Systems, Inc. (a)		1,478,172	1,478,172
783,927		783,927	Motorola, Inc.	17,802,982		17,802,982
	52,300	52,300	Nokia Corp., ADR (Finland)		961,274	961,274
375,952	25,700	401,652	QUALCOMM, Inc.	18,030,658	1,232,572	19,263,230
			Computers & Peripherals - 3.6%
315,241	14,000	329,241	Apple Computer, Inc. (a)	23,803,848	1,057,140	24,860,988
	34,400	34,400	Dell, Inc. (a)		1,008,264	1,008,264
			Construction - 3.6%
148,990		148,990	KB Home	11,353,038		11,353,038
181,346		181,346	Lennar Corp. (Class A Stock) (d)	11,345,006		11,345,006
98,922		98,922	Toll Brothers, Inc.	3,363,348		3,363,348
			Consumer Finance - 0.3%
	39,600	39,600	American Express Co.		2,077,020	2,077,020
			Diversified Financial Services - 0.2%
	44,700	44,700	J.P. Morgan Chase & Co.		1,776,825	1,776,825
			Energy Equipment & Services - 2.2%
106,339	19,200	125,539	Schlumberger, Ltd.	13,552,906	2,447,040	15,999,946
			Entertainment & Leisure - 1.5%
175,000		175,000	Wynn Resort Ltd. (a) (d)	11,301,500		11,301,500
			Financial Services - 9.1%
48,339		48,339	Chicago Mercantile Exchange Holdings, Inc. (d)	20,459,482		20,459,482
102,664		102,664	Countrywide Financial Corp.	3,433,084		3,433,084
150,774		150,774	Lehman Brothers Holdings, Inc.	21,176,208		21,176,208
373,511		373,511	SLM Corp.	20,901,675		20,901,675
			Food & Staples Retailing - 0.2%
	14,900	14,900	Whole Foods Market, Inc.		1,100,663	1,100,663
			Healthcare Equipment & Supplies - 0.4%
	11,400	11,400	Alcon, Inc.		1,458,288	1,458,288
	24,200	24,200	St. Jude Medical, Inc. (a)		1,188,946	1,188,946
			Healthcare Providers & Services - 9.2%
	26,800	26,800	Caremark Rx, Inc. (a)		1,321,240	1,321,240
	5,000	5,000	CIGNA Corp.		608,000	608,000
236,172		236,172	Quest Diagnostics, Inc.	11,673,982		11,673,982
852,322	20,500	872,822	UnitedHealth Group, Inc.	50,644,973	1,218,110	51,863,083
	19,900	19,900	WellPoint, Inc.		1,528,320	1,528,320
			Hotels, Restaurants, & Leisures - 4.3%
281,463		281,463	Four Seasons Hotels, Inc. (Canada) (d)	16,217,898		16,217,898
	17,000	17,000	Hilton Hotels Corp.		423,810	423,810
	15,400	15,400	Marriott International, Inc.		1,026,256	1,026,256
363,037		363,037	MGM Mirage, Inc. (a)	13,454,151		13,454,151
			Household Products - 4.7%
523,439	53,565	577,004	Proctor & Gamble Co.	31,003,292	3,172,655	34,175,947
			Industrial Conglomerates - 0.4%
	79,400	79,400	General Electric Co.		2,600,350	2,600,350
			Insurance - 1.1%
	24,800	24,800	American International Group, Inc.		1,623,408	1,623,408
63,153		63,153	Progressive Corp.	6,633,591		6,633,591
			Internet Software & Services - 0.7%
	32,200	32,200	eBay, Inc.		1,387,820	1,387,820
	5,100	5,100	Google, Inc. (Class A shares) (a)		2,209,575	2,209,575
	36,200	36,200	Yahoo!, Inc. (a)		1,243,108	1,243,108
			Machinery & Equipment - 3.4%
364,581		364,581	Caterpillar, Inc. (a)	24,755,050		24,755,050
			Medical Supplies & Equipment - 3.8%
91,170		91,170	Genzyme Corp. (a) (d)	6,467,600		6,467,600
176,650		176,650	Medtronic, Inc.	9,975,425		9,975,425
157,665		157,665	Zimmer Holdings, Inc. (a)	10,871,002		10,871,002

PRO FORMA PORTFOLIO OF INVESTMENTS FOR THE REORGANIZATION

JANUARY 31, 2006

(Unaudited) (Continued)

		Pro-forma combined				Pro-forma combined
		Jennison Conservative
SP Fund	Jennison Fund	Growth Fund	LONG-TERM INVESTMENTS	SP	Jennison	Jennison Conservative
Shares	Shares	Shares	COMMON STOCKS	Fund	Fund	Growth Fund

			Metals & Mining - 1.2%
125,048		125,048	Companhia Vale Do Rio Doce, ADR (Brazil)	$6,411,211		$6,411,211
22,796		22,796	Peabody Energy Corp.	2,268,430		2,268,430
			Multiline Retail - 2.3%
	15,700	15,700	Federated Department Stores, Inc.		$1,046,091	1,046,091
251,330	30,900	282,230	Target Corp.	13,760,318	1,691,775	15,452,093
			Oil, Gas & Consumable Fuels - 3.1%
175,157		175,157	Halliburton Co.	13,933,739		13,933,739
	17,800	17,800	Suncor Energy, Inc.		1,426,136	1,426,136
72,156		72,156	Transocean, Inc. (Cayman Islands) (a)	5,855,459		5,855,459
	9,900	9,900	Occidental Petroleum Corp.		967,329	967,329
			Pharmaceuticals - 1.2%
142,061		142,061	Amylin Pharmaceuticals, Inc. (a) (d)	6,023,386		6,023,386
	29,200	29,200	Novartis AG, ADR (Switzerland)		1,610,672	1,610,672
	30,200	30,200	Sanofi-Aventis, ADR (France)		1,389,200	1,389,200
			Railroads - 3.6%
189,934		189,934	Burlington North Santa Fe Corp.	15,217,512		15,217,512
124,703		124,703	Union Pacific Corp.	11,031,227		11,031,227
			Real Estate - 0.7%
83,440		83,440	St. Joe Co. (The) (d)	5,294,268		5,294,268
			Restaurants - 3.6%
359,204		359,204	Starbucks Corp. (a)	11,386,767		11,386,767
295,448		295,448	Yum! Brands, Inc.	14,615,812		14,615,812
			Retail & Merchandising - 2.1%
198,830		198,830	CVS Corp.	5,519,521		5,519,521
189,308		189,308	Home Depot, Inc	7,676,439		7,676,439
39,354		39,354	Walgreen Co.	1,703,241		1,703,241
			Semiconductors & Semiconductor Equipment - 1.1%
35,060		35,060	Broadcom Corp. (Class ”A” Stock) (a)	2,391,092		2,391,092
	50,000	50,000	Intel Corp.		1,063,500	1,063,500
	32,600	32,600	Marvell Technology Group Ltd (a)		2,230,492	2,230,492
	27,200	27,200	Maxim Integrated Products, Inc.		1,116,288	1,116,288
	44,700	44,700	Texas Instruments, Inc.		1,306,581	1,306,581
			Software - 1.0%
	39,400	39,400	Adobe Systems, Inc.		1,564,968	1,564,968
	20,300	20,300	Electronic Arts, Inc. (a)		1,107,974	1,107,974
	94,500	94,500	Microsoft Corp.		2,660,175	2,660,175
	14,800	14,800	NAVTEQ Corp. (a)		664,668	664,668
	24,600	24,600	SAP AG, ADR (Germany)		1,263,702	1,263,702
			Specialty Retail - 4.1%
	28,000	28,000	Chico’s FAS, Inc.		1,219,680	1,219,680
432,915	21,300	454,215	Lowe’s Cos., Inc.	27,511,748	1,353,615	28,865,363
			Transportation - 4.1%
291,784		291,784	FedEx Corp.	29,513,952		29,513,952
			Textiles, Apparel & Luxury Goods - 0.7%
61,720	33,500	95,220	Coach, Inc. (a)	2,218,834	1,204,325	3,423,159
	16,900	16,900	NIKE, Inc. (Class B shares)		1,368,055	1,368,055

			TOTAL LONG-TERM INVESTMENTS - 99.2%	647,238,061	72,232,507	719,470,568

			SHORT-TERM INVESTMENTS - 8.3%
			Money Market Mutual Fund			—

57,816,474	2,644,226	60,460,700	Dryden Core Investments Fund - Taxable Money Market Series (b) (c)	57,816,474	2,644,226	60,460,700

			TOTAL SHORT-TERM INVESTMENTS	57,816,474	2,644,226	60,460,700

			TOTAL INVESTMENTS - 107.5%	$705,054,535	$74,876,733	$779,931,268

			Liabilities in excess of other assets - (7.5)%	(53,762,586)	(777,784)	(54,540,370)

			NET ASSETS - 100.0%	$651,291,949	$74,098,949	$725,390,898

The following abbreviation is used in the portfolio descriptions:

ADR - American Depository Receipt

(a) Non-income producing security.

(b) Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund - Taxable Money Market Series.

(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d) All or a portion of security is on loan.  The aggregate market value of such securities is $ 49,923,960; cash collateral of $51,277,163 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

Based upon the proforma Portfolio of Investments for the Reorganization dated January 31, 2006 (unaudited), it is not expected that the Jennison Fund must sell any of the investments as a result of the Reorganization because no realignment is expected.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES FOR THE REORGANIZATION

AS OF JANUARY 31, 2006

(Unaudited)

					Pro Forma Combined
	SP	Jennison	Pro Forma		Jennison Conservative
	Fund	Fund	Adjustments		Growth Fund
Assets:
Investments at value, including securities on loan (C):
Unaffiliated investments (A)	$647,238,061	$72,232,507	$—		$719,470,568
Affiliated investments (B)	57,816,474	2,644,226	—		60,460,700
Cash	27,462	—	(27,462	)(e)	—
Receivable for investment sold	16,436,344	276,843	—		16,713,187
Receivable for Fund share sold	181,364	39,189	—		220,553
Dividend receivable	437,675	31,022	—		468,697
Prepaid expenses and other assets	57,450	5,775	—		63,225
Total assets	722,194,830	75,229,562	(27,462)		797,396,930

Liabilities:
Payable to Broker for Collateral for Securities on Loan	51,277,163	—	—		51,277,163
Payable to investment purchased	14,159,800	665,000	—		14,824,800
Payable for Fund shares reacquired	1,906,787	181,469	—		2,088,256
Accrued expenses and other liabilities	240,081	149,630	—		389,711
Distribution fee payable	486,743	52,998	—		539,741
Payable to custodian		34,416	(27,462	)(e)	6,954
Management fee payable	1,835,116	15,523	—		1,850,639
Transfer agent fee payable	970,259	27,066	—		997,325
Deferred trustees’ fees	26,932	4,511	—		31,443
Total liabilities	70,902,881	1,130,613	(27,462)		72,006,032

Net Assets	$651,291,949	$74,098,949	$—		$725,390,898

Net assets were comprised of :
Shares of beneficial interest, at par	$40,869	$90,952	$(42,736	)(f)	$89,085
Paid-In-capital in excess of par	599,120,593	150,432,778	42,736		749,596,107
	599,161,462	150,523,730	—		749,685,192
Undistributed net investment income (loss)	(10,989,086)	(514,181)	—		(11,503,267)
Accumulated net realized gain (loss) on investments	(149,881,537)	(84,406,477)	—		(234,288,014)
Net unrealized appreciation on investments	213,001,110	8,495,877	—		221,496,987

Net assets, January 31, 2006	$651,291,949	$74,098,949	$—		$725,390,898

(A)	Unaffiliated investment at cost	$434,236,951	$63,736,630	$—		$497,973,581
(B)	Affiliated investment at cost	$57,816,474	$2,644,226	$—		$60,460,700
(C)	Securities on loan at value	$49,923,960	$—	$—		$49,923,960

NET ASSET VALUE:
Class A:
Net Assets		$37,246,536	$16,766,873	$		$54,013,409
Shares of beneficial interest issued and outstanding		2,256,298	1,984,293	2,151,576	(D)	6,392,167
Net asset value and redemption price per share		$16.51	$8.45	$		$8.45
Maximum sales charge (5.5% of offering price)		0.96	0.49			0.49
Maximum offering price to public		$17.47	$8.94	$		$8.94

Class B:
Net assets		$9,220,598	$24,016,427	$		$33,237,025
Shares of beneficial interest issued and outstanding		584,253	2,978,944	559,742	(D)	4,122,939
Net asset value, offering and redemption price per share		$15.78	$8.06	$		$8.06

Class C :
Net Assets		$149,399,051	$33,315,649	$		$182,714,700
Shares of beneficial interest issued and outstanding		9,458,487	4,131,944	9,077,375	(D)	22,667,806
Net asset value, offering and redemption price per share		$15.80	$8.06	$		$8.06

Class L:
Net assets		$105,231,202	$ N/A	$		$105,231,202
Shares of beneficial interest issued and outstanding		6,410,961	N/A	6,042,436	(D)	12,453,397
Net asset value, offering and redemption price per share		$16.41	$ N/A	$		$8.45

Class M:
Net assets		$295,802,372	$ N/A	$		$295,802,372
Shares of beneficial interest issued and outstanding		18,714,940	N/A	17,985,106	(D)	36,700,046
Net asset value, offering and redemption price per share		$15.81	$ N/A	$		$8.06

Class X:
Net assets		$54,392,190	$ N/A	$		$54,392,190
Shares of beneficial interest issued and outstanding		3,443,981	N/A	3,304,430	(D)	6,748,411
Net asset value, offering and redemption price per share		$15.79	$ N/A	$		$8.06

(D)    Represents the difference between total additional shares to be issued (see note 2 of notes to Proforma Financial Statements) and current Jennison Fund shares outstanding and rounding of net assets.

(e)     Consolidation of outstanding cash balances.

(f)     Change in consolidated par amount due to Reorganization

PRO FORMA STATEMENT OF OPERATIONS FOR THE REORGANIZATION

FOR THE PERIOD ENDED JANUARY 31, 2006

ANNUALIZED SIX MONTHS

(Unaudited)

					Pro Forma Combined
	SP	Jennison	Pro Forma		Jennison Conservative
	Fund	Fund	Adjustments		Growth Fund

INVESTMENT INCOME (LOSS)
Unaffiliated dividend income	$4,691,851	$606,886	$—		$5,298,737
Affiliated dividend income	59,813	35,016	—		94,829
Affiliated income from securities loaned, net	242,882	—	—		242,882
Foreign Taxes Withheld net of reclaim	(6,798)	—	—		(6,798)
Total income	4,987,748	641,902	—		5,629,650

EXPENSES
Management fees (C)	5,868,020	534,513	(1,396,648	)(B)	5,005,885
Distribution fees - Class A	82,977	44,666	—		127,643
Distribution fees - Class B	83,700	247,090	—		330,790
Distribution fees - Class C	1,521,466	344,112	—		1,865,578
Distribution fees - Class L	544,931	—	—		544,931
Distribution fees - Class M	3,029,516	—	—		3,029,516
Distribution fees - Class X	550,963	—	—		550,963
Transfer agent’s fees and expenses (A)	1,934,145	202,000	(421,980	)(B)	1,714,165
Reports to shareholders	150,000	88,000	(75,000	)(B)	163,000
Custodian fees and expenses (C)	58,513	94,000	(33,100	)(B)	119,413
Insurance	22,647	—	—		22,647
Registration fees	60,000	32,000	(20,000	)(B)	72,000
Legal fees and expenses	30,210	28,000	(11,700	)(B)	46,510
Trustees’ fees	20,673	12,000	(10,000	)(B)	22,673
Audit fees	18,153	16,000	(17,000	)(B)	17,153
Interest expense	40,980	—	—		40,980
Miscellaneous	8,900	14,320	(9,000	)(B)	14,220
Total expense	14,025,794	1,656,701	(1,994,428)		13,688,067
Less: Advisory fee waivers and expense reimbursements (C)	(3,726)	—	—		(3,726)
Net Expenses	14,022,068	1,656,701	(1,994,428)		13,684,341
Net investment income (loss)	(9,034,320)	(1,014,799)	1,994,428		(8,054,691)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	96,897,828	10,185,816	—		107,083,644
Futures	—	—	—		—
Options written	—	—	—		—
Foreign currencies	—	—	—		—
	96,897,828	10,185,816	—		107,083,644

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(23,636,980)	4,410,336	—		(19,226,644)
Futures	—	—	—		—
Foreign currencies	6,193	—	—		6,193
	(23,630,787)	4,410,336	—		(19,220,451)
Net gain on investments and foreign currencies	73,267,041	14,596,152	—		87,863,193
Net increase in net assets resulting from operations	$64,232,721	$13,581,353	$1,994,428		$79,808,502

(A) Affiliated Transfer Agent’s fees and expenses:	$1,216,382	$176,000	$(421,980	)(B)	970,402
(B) Reflects savings on fees due to consolidation.
(C) Amounts have been restated to reflect current contractual fee rates and related impact on expense ratio / subsidy.

Notes to Pro-Forma

Financial Statements

for the Reorganization

(unaudited)

1.     Basis of Combination – The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at January 31, 2006 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the annualized six months period ended January 31, 2006, reflect the accounts of Jennison Conservative Growth Fund (the “acquiring” fund), and SP Capital Growth Fund, (the “target” fund) each a “Fund.”

The Pro-Forma Statements give effect to the proposed transfer of all assets and liabilities of SP Capital Growth Fund in exchange for shares in Jennison Conservative Growth Fund.  The Pro-Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2.     Shares of Beneficial Interest – The pro-forma net asset value per share assumes the issuance of additional Class A, B, C, L, M and X shares of Jennison Conservative Growth Fund, which would have been issued on January 31, 2006 in connection with the proposed reorganization.  Shareholders of SP Capital Growth Fund would become shareholders of Jennison Conservative Growth Fund, receiving shares of Jennison Conservative Growth Fund equal to the value of their holdings in SP Capital Growth Fund. The amount of additional shares assumed to be issued has been calculated based on the January 31, 2006 net assets of SP Capital Growth Fund and Jennison Conservative Growth Fund, the net asset value per share of as follows:

Jennison Conservative Growth Fund		Net of Target Funds Assets	Per Share
Additional Shares Issued		1/31/06	1/31/06
Class A	2,151,576	$54,013,409	$8.45
Class B	559,742	$33,237,025	$8.06
Class C	9,077,375	$182,714,700	$8.06
Class L	6,042,436	$105,231,202	$8.45
Class M	17,985,106	$295,802,372	$8.06
Class X	3,304,430	$54,392,190	$8.06

3.     Pro-Forma Operations – The Pro-Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund.  Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income.  Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Jennison Conservative Growth Fund at the combined level of average net assets for the six months period ended January 31, 2006.  The Pro-Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.     Security Valuation – Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask price, or at the last bid price on such day in the absence of an asked price.  Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price.  Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.  When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analysis media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates.  Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.  Investments in mutual funds are valued at their net assets value as of the close of the New York Stock Exchange on the date of the valuation. Short-term securities which mature in 60 days or less are valued at, amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.  Short-term securities which mature in more than 60 days are valued at current market quotations.

5.     Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

6.     Taxes - For Federal income tax purposes, each of the acquiring fund and the target fund is treated as a separate taxpaying entity.  It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders.  Therefore, no federal income tax provision is required.  SP Capital Growth Fund had a capital loss carry forward of $79,816,863 as of October 31, 2005, of which will have an annual limitation on the amount of utilization under section 382 of the Internal Revenue Code of 1986, as amended.  Jennison Conservative Growth Fund had a capital loss carryforward of $88,969,000 as of July 31, 2005.